EXHIBIT 10.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of June 1, 2007 (this "Agreement"), is entered into between Countrywide Commercial Real Estate Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").


            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage__Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), Wachovia Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of May 31, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), PNC Capital Markets LLC ("PNC Capital"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Goldman, Sachs & Co. ("Goldman Sachs", Merrill Lynch, Countrywide Securities, PNC Capital, Morgan Stanley and Goldman Sachs, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of May 31, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule; provided however, with respect to the Mortgage Loan identified on the Mortgage Loan Schedule as Georgia-Alabama Retail Portfolio, the related insurance premium reserve with a Cut-off Date balance of $224,090 (the "Insurance Premium Reserve") shall not be transferred hereunder and the Insurance Premium Reserve account (i) shall not be additional collateral for the related Mortgage Loan and (ii) shall, to the extent not used to cover insurance premiums, be returned to the Seller as provided in the related Mortgage Loan Documents. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,181,764,437 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,785,502,677 (subject to a variance of plus or minus 5%).

            The purchase and sale of the Mortgage Loans shall take place on June 13, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 99.0587% of the Seller Mortgage Loan Balance as of the Cut off Date, plus (ii) $2,268,223, which amount represents the amount of interest accrued on the Seller Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans. (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing (including, with respect to the Georgia-Alabama Portfolio Loan Combination, that the Seller shall retain the right to transfer servicing of the Georgia-Alabama Retail Portfolio Loan Combination to the servicer under the pooling and servicing agreement related to the Georgia-Alabama A-Note Non-Trust Mortgage Loan, provided consent from the Rating Agencies is provided to the Trustee) as provided in the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, as assignee;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan; and

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Custodian that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Custodian that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Wachovia Bank, National Association with respect to all of the Mortgage Loans) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller. (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The prospectus supplement dated May 31, 2007 (the "Prospectus Supplement"), which supplements the base prospectus dated May 10, 2007 (the "Prospectus"), contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean Subpart 229.1100
      - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively, shall have been delivered; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of May 31, 2007, among the Seller, Merrill Lynch Mortgage Lending, Inc., Artesia Mortgage Capital Corporation, PNC Bank, National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of California not earlier than 30 days prior to the Closing Date;

            (e) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER:

                                       COUNTRYWIDE COMMERCIAL REAL ESTATE
                                          FINANCE, INC.

                                       By:/s/ Marlyn A. Marincas
                                          --------------------------------------
                                          Name: Marlyn A. Marincas
                                          Title: Senior Vice President

                                       PURCHASER:

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By:/s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Executive Vice President,
                                          Chief Officer in Charge of
                                          Commercial Mortgage Securitization

                                    EXHIBIT A

Seller:

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California  91302
Attention: Marlyn Marincas

Purchaser:
Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any material manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) May 31, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

                  (i) such Ground Lease or a memorandum thereof has been or will be promptly submitted for recordation; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                  (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

                  (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                  (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

                  (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has a term, if with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest are exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                  (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

                  (ix) under the terms of such Ground Lease and the related
            Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  (x) such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

                  (xi) such Ground Lease provides that (i) it may not be
            amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies or other publicly traded interests, issuance of non-controlling new equity interests, transfers to an affiliate or to another pre-approved person, types of persons or categories of persons meeting the requirements of the Mortgage Loan, transfers among existing direct or indirect members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $10,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates (other than co-obligors under the Mortgage Loan documents), and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material, intentional misrepresentation, material intentional physical waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related Mortgaged Property.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             Annex A (to Schedule I)

                Exceptions to the Representations and Warranties

 ML-CFC 2007-7 Exceptions to Representations and Warranties of the Countrywide
                                 Mortgage Loans

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Schedule I to the Mortgage Loan Purchase Agreement for Countrywide.

            Note: The Mortgage Loans known as Lewis Portfolio, Greenspring Valley Office Center, identified on Annex A-1 by ID #65 and 297 have an Indemnity Deed of Trust structure. The related borrowers under such Mortgage Loans executed and delivered the related notes to the lender and are obligated to make payments thereunder. The related property owners for such Mortgage Loans have guaranteed all amounts payable by the borrowers under the related notes, which guaranties are secured by indemnity deeds of trust in favor of the lender. With respect to the above referenced Mortgage Loans, certain of the representations regarding the borrowers refer to the property owners of the related Mortgaged Property as well.

 Annex A-1 ID #         Mortgage Loan                              Exception
--------------------------------------------------------------------------------
Exceptions to Representation 4: Lien; Valid Assignment

282              Beverly Blvd. Retail        A restrictive covenant prohibiting
                 Center                      the sale, advertisement, storage or
                                             distribution of any motor vehicle
                                             fuels, including but not limited to
                                             petroleum products, encumbers the
                                             Mortgaged Property and is not
                                             subordinate to the Mortgage Loan.
                                             If the restrictive covenant is
                                             breached, an unrelated third party
                                             has the option to purchase the
                                             Mortgaged Property, in which case
                                             the Mortgage Loan will become full
                                             recourse to the guarantor for the
                                             entire indebtedness plus yield
                                             maintenance.

Exception to Representation 9: No Holdback.

2                The Commons at Calabasas    The Mortgage Loan documents permit
                                             the borrower to receive a one-time
                                             future advance up to $16,000,000.
                                             The future funding will be pari
                                             passu with the Mortgage Loan, will
                                             not be an asset of the Mortgage
                                             Pool and will be secured by the
                                             Mortgaged Property. The borrower
                                             will be entitled to receive the
                                             future advance up to 3 years after
                                             the loan closing date provided,
                                             among other things, that when the
                                             advance amount is added to the
                                             then-outstanding principal balance
                                             of the loan, the total loan amount
                                             would result in an actual debt
                                             service coverage ratio of 1.29x
                                             based on a three-month trailing
                                             cash flow.

Exceptions to Representation 10: Mortgage Provisions.

                 Various All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.

Exception to Representation 12: Environmental Conditions.

11               Georgia-Alabama Retail      The Environmental Report for one of
                 Portfolio                   the Mortgaged Properties (Hall
                                             Creek Center) is dated earlier than
                                             twelve months prior to the date
                                             hereof.

Exceptions to Representation 14: Insurance.

                 Various With respect to various Countrywide Mortgage Loans, (i) for so long as the Terrorism Risk Insurance Act of 2002 ("TRIA") is in effect
                                             (including any extensions), the
                                             lender is required to accept
                                             terrorism insurance which covers
                                             against "covered acts" as defined
                                             by TRIA and (ii) the borrower is
                                             required to maintain terrorism
                                             insurance (a) to the extent such
                                             coverage is available at
                                             commercially reasonable rates,
                                             and/or (b) only that amount which
                                             may be purchased up to a specified
                                             premium amount. In addition, in the
                                             event of a casualty where the
                                             borrower does not rebuild, the
                                             insurance policies generally
                                             provide that the proceeds will be
                                             reduced for depreciation.

                                             The respective Mortgage Loan
                                             documents provide that the
                                             aggregate deductible per loss for
                                             all insurance policies is not to
                                             exceed $10,000. The respective
                                             borrowers' current insurance
                                             deductibles are as follows:

40               Brea Imperial Center        $25,000 for general liability
                                             coverage
45               5 Points Plaza              $25,000 for property coverage
78               Silgan Containers           $250,000 for property coverage
127              El Dorado Plaza             $25,000 for property coverage
185              Krauss Maffei               $32,000 for property coverage and
                                             $50,000 for general liability
                                             coverage.

100              Radisson Fee Interest       The Mortgage Loan documents require
                                             terrorism insurance coverage but
                                             the lender waived the requirement
                                             because the collateral securing the
                                             Mortgage Loan consists of the land
                                             and not the improvements.

130              Willow Green                The Mortgage Loan documents require
171              Greenville Village MHP      general liability umbrella coverage
277              Mountain View Retail        but such requirement has been
                 Center                      waived because the borrower's
                                             primary general liability coverage
                                             was deemed sufficient.

139              Walgreens-Sunset & Western  The single tenant at the Mortgaged
                                             Property self-insures under the
                                             terms of a reciprocal easement
                                             agreement. Both the Mortgage Loan
                                             sponsor and the prior owner of the
                                             Mortgaged Property executed
                                             guaranties in favor of the lender
                                             indemnifying for any losses arising
                                             out of the borrower's failure to
                                             maintain or cause to be maintained
                                             the insurance required under the
                                             loan agreement.

                                             The insurance policy covering the
                                             Mortgaged Property has a 80%
                                             co-insurance clause.

                                             The tenant is not required to
                                             maintain terrorism insurance.

148              Santee Alley                The Mortgaged Property has a
                                             probable maximum loss of 22%. The
                                             lender waived its requirement that
                                             the borrower carry earthquake
                                             insurance. However, any losses
                                             arising from an earthquake are a
                                             recourse obligation of the
                                             guarantor.

173              Harding Plaza               The borrower has windstorm coverage
                                             only up to $1,000,000. Any losses
                                             arising from a windstorm casualty
                                             in excess of $1,000,000 will be
                                             recourse to the guarantor.

175              Dauphine Apartments         The borrower's current policy has a
242              Waterside Apartments        80% co-insurance clause for
287              French Quarter Apartments   property coverage. The policy's
                                             limit exceeds the required amount
                                             by more than 25%.

300              Bradenton Self Storage      The borrower's current windstorm
                                             coverage does not meet the lender's
                                             insurance requirements. The
                                             Mortgage Loan documents provide
                                             that any losses arising from
                                             windstorm damage will be recourse
                                             to the guarantor in an amount equal
                                             to the difference between the
                                             actual insurance proceeds received
                                             and the amount of insurance
                                             proceeds that would have been
                                             received had the borrower obtained
                                             the lender's required insurance
                                             coverage.

326              Debbie Manor                Terrorism insurance and windstorm
                                             insurance are not required under
                                             the Mortgage Loan documents and
                                             have not been obtained.

Exception to Representation 17: Local Law Compliance

175              Dauphine Apartments         The Mortgaged Properties are legal
242              Waterside Apartments        non-conforming due to density
287              French Quarter Apartments   requirements. The borrower did not
                                             obtain law and ordinance coverage;
                                             any losses from the borrower's
                                             failure to obtain law and ordinance
                                             coverage are a recourse obligation
                                             of the guarantor.

Exceptions to Representation 18: Material Leasehold Estate

13               Morehead Medical Plaza      (x) The Ground Lease imposes
                                             restrictions on the type of medical
                                             office tenants permitted under a
                                             sublet arrangement.

66               S8 Portfolio                (vii) The Ground Lease for one of
                                             the Mortgaged Properties has an
                                             original term that ends prior to
                                             twenty years beyond the Stated
                                             Maturity Date and there are no
                                             extension options.

                                             (xi) The Ground Lease for one of
                                             the Mortgaged Properties requires
                                             the lessor and lessee to obtain the
                                             mortgagee's prior written consent
                                             prior to any amendment or
                                             modification; the Ground Lease,
                                             however, does not explicitly state
                                             that any such action is non-binding
                                             on the mortgagee without such
                                             consent.

120              Heinz Distribution Center   (v) The Ground Lease does not state
                                             that no notice of termination given
                                             under the Ground Lease is effective
                                             against the mortgagee under such
                                             Mortgage Loan unless a copy has
                                             been delivered to such mortgagee.

234              Esplanade                   (viii) The Ground Lease does not
                                             require the lessor to enter into a
                                             new lease with a mortgagee upon
                                             termination of such Ground Lease
                                             for any reason.

Exceptions to Representation 22: Legal Proceedings

31               Village Commons-Corinthian  One of the Mortgage Loan sponsors
                 College and its wholly owned broker-dealer subsidiary are currently subject to a Securities and Exchange
                                             Commission ("SEC") investigation
                                             that commenced in March, 2004. The
                                             investigation involves payments
                                             made to third-party broker dealers
                                             by the Mortgage Loan sponsor.
                                             Although the SEC has not initiated
                                             any regulatory action, the Mortgage
                                             Loan sponsor expects that the SEC
                                             may pursue an action in the future.
                                             The SEC could require the Mortgage
                                             Loan sponsor to make an offer of
                                             rescission to the affected
                                             shareholders, impose administrative
                                             penalties or fines, disgorge
                                             commissions and profits, or require
                                             different or additional penalties
                                             and relief.

256              UCLA Medical Office         The borrower is subject to a
                                             lawsuit involving the transfer of
                                             the Mortgaged Property. The
                                             plaintiff owned a minority interest
                                             in the entity that previously owned
                                             the Mortgaged Property and disputes
                                             the dissolution of that entity. The
                                             plaintiff has recorded a document
                                             evidencing a claim to the Mortgaged
                                             Property. An interest in the
                                             Mortgaged Property could be awarded
                                             to the plaintiff. The title
                                             company, however, has insured over
                                             the recorded claim because it
                                             believes no reversion of title will
                                             occur. The guarantor has also
                                             provided a cash bond and an
                                             indemnity to the title company.

Exceptions to Representation 23: Other Mortgage Liens.

2                The Commons at Calabasas    The Mortgage Loan documents permit
                                             the borrower to receive a one-time
                                             future advance up to $16,000,000.
                                             The future funding will be pari
                                             passu with the Mortgage Loan, will
                                             not be an asset of the Mortgage
                                             Pool and will be secured by the
                                             Mortgaged Property. The borrower
                                             will be entitled to receive the
                                             future advance up to 3 years after
                                             the loan closing date provided,
                                             among other things, that when the
                                             advance amount is added to the
                                             then-outstanding principal balance
                                             of the loan, the total loan amount
                                             would result in an actual debt
                                             service coverage ratio of 1.29x
                                             based on a three-month trailing
                                             cash flow.

11               Georgia-Alabama Retail      The Mortgage Loan is part of a loan
                 Portfolio                   combination and is
                                             cross-collateralized with a pari
                                             passu A-note and a subordinate
                                             B-note, both of which are outside
                                             the Mortgage Pool.

101              Hillwood Apartments         The Mortgage Loan is part of a loan
                                             combination and is
                                             cross-collateralized with the
                                             related B-Note loan that is outside
                                             the Mortgage Pool.

239              Somerset Meadows            The Mortgage Loan is part of a loan
                                             combination and is
                                             cross-collateralized with the
                                             related B-Note loan that is outside
                                             the Mortgage Pool.

Exceptions to Representation 26: Licenses and Permits.

65               Lewis Portfolio             At one of the Mortgaged Properties,
                                             two of the tenant's building
                                             permits have expired and no
                                             certificates of occupancy were
                                             obtained. The tenant represents
                                             2.4% of the total square feet of
                                             the Mortgaged Properties and 2.9%
                                             of the underwritten cashflow. The
                                             applicable zoning authority may
                                             compel compliance with the
                                             applicable zoning laws.

Exceptions to Representation 27: Cross-Collateralization.

2                The Commons at Calabasas    See Exceptions to Representation
                                             23.

11               Georgia-Alabama Retail      The Mortgage Loan is part of a loan
                 Portfolio                   combination and is
                                             cross-collateralized with a pari
                                             passu A-note and a subordinate
                                             B-note, both of which are outside
                                             the Mortgage Pool.

101              Hillwood Apartments         The Mortgage Loan is part of a loan
                                             combination and is
                                             cross-collateralized with the
                                             related B-Note loan that is outside
                                             the Mortgage Pool.

239              Somerset Meadows            The Mortgage Loan is part of a loan
                                             combination and is
                                             cross-collateralized with the
                                             related B-Note loan that is outside
                                             the Mortgage Pool.

Exceptions to Representation 28: Releases of Mortgaged Property.

19               Warwick Hotel Denver        The Mortgage Loan documents permit
                                             the release of a certain parcel of
                                             the Mortgaged Property occupied by
                                             a parking garage provided that (i)
                                             the LTV ratio is not more than 75%
                                             and (ii) the DSCR is at least
                                             1.35x.

99               Vineyard Plaza              The Mortgage Loan documents permit
                                             the release of a 1.364 acre
                                             developed parcel of the Mortgaged
                                             Property. The lender gave no
                                             material value to this parcel when
                                             underwriting the Mortgage Loan.

Exception to Representation 31: Fixed Rate Loans

326              Debbie Manor                The Mortgage Loan has a fixed rate
                                             of interest through the 10th year
                                             of the related loan term and
                                             thereafter has a floating rate
                                             based on an index specified in the
                                             related note. The Mortgage Loan
                                             documents provide that the floating
                                             interest rate must be at least as
                                             high as the original fixed interest
                                             rate.

Exceptions to Representation 34: Due-on Sale.

                 All Countrywide Mortgage    The Countrywide Mortgage Loan
                 Loans                       documents permit, without consent
                                             of the lender, the transfer (i) of
                                             more than 49% of the total direct
                                             or indirect equity interest in the
                                             borrower or any indirect or direct
                                             equity interest that results in a
                                             change of control of the borrower,
                                             or (ii) of all or substantially all
                                             of the Mortgaged Property, in each
                                             case, to another party (the
                                             "Transferee Borrower"), provided
                                             that prior to such sale or transfer
                                             certain of the following conditions
                                             are met: (a) the payment of a
                                             transfer fee (in most cases) by the
                                             borrower, (b) reasonable approval
                                             by the lender of the identity,
                                             experience, financial condition,
                                             creditworthiness, single purpose
                                             nature and bankruptcy remoteness of
                                             the Transferee Borrower and the
                                             replacement guarantors and
                                             indemnitors, (c) the delivery of
                                             acceptable documentation as may be
                                             reasonably required by the lender
                                             from the borrower, the Transferee
                                             Borrower, guarantor and the
                                             replacement guarantors and
                                             indemnitors (including, without
                                             limitation, assumption documents),
                                             (d) delivery of the opinion letters
                                             relating to such transfer
                                             (including, without limitation,
                                             tax, bankruptcy and REMIC opinions)
                                             in form and substance reasonably
                                             satisfactory to the lender in the
                                             lender's reasonable discretion, (e)
                                             delivery of title endorsement
                                             acceptable to the lender and (f)
                                             payment from the borrower of all
                                             reasonable expenses incurred by the
                                             lender in connection with such
                                             transfer, including, without
                                             limitation, the lender's reasonable
                                             attorneys fees and expenses, all
                                             recording fees, and all fees
                                             payable to the Title Company for
                                             the delivery to lender of title
                                             endorsements. With respect to
                                             certain of the Countrywide Mortgage
                                             Loans, the Mortgage Loan documents
                                             permit, without consent, transfers
                                             (w) that result in no change in the
                                             managerial control of the borrower,
                                             (x) among existing principals, even
                                             if there is a change in control,
                                             (y) that accommodate a 1031
                                             exchange or reverse 1031 or (z)
                                             with respect to Mortgage Loans to
                                             tenant-in-common borrowers,
                                             transfers among and to additional
                                             tenant-in-common borrowers.

                                             In addition the Countrywide
                                             Mortgage Loan documents generally
                                             provide that in determining whether
                                             the transfer of equity interests in
                                             the borrower is a permitted
                                             transfer not requiring the lender's
                                             prior consent, such determination
                                             is made by looking to transfers of
                                             "direct or indirect", "legal or
                                             beneficial equity interests"
                                             (rather than solely a direct equity
                                             transfer in the borrower resulting
                                             in a change of control under this
                                             Representation) and limits such
                                             transfers to an aggregate 49%
                                             interest that does not result in a
                                             change of control of the borrower.
                                             Also, the Countrywide Mortgage Loan
                                             documents permit transfers of
                                             non-material leases or material
                                             leases that are approved by lender.
                                             With respect to any borrower that
                                             is not a single purpose entity,
                                             such borrower and/or its direct or
                                             indirect owners may not be
                                             prohibited from incurring other
                                             debt.

12               Kauai Village Retail        The Mortgage Loan documents permit
                 Center                      the borrower to split the Mortgage
                                             Loan into two separate un-crossed
                                             loans ( the "Safeway Parcel Loan"
                                             and the "Longs Parcel Loan") and to
                                             transfer one of the properties to a
                                             new SPE (either under the same
                                             ownership of the current borrower
                                             or new ownership (subject to the
                                             transfer provisions in the Mortgage
                                             Loan documents)) and subject to the
                                             satisfaction of certain conditions
                                             including but not limited to: (i)
                                             the Mortgaged Property has been
                                             subdivided into two separate
                                             parcels, (ii) the Mortgage Loan
                                             documents have been amended to
                                             evidence the two separate loans and
                                             the new loan principal amounts,
                                             (iii) a replacement letter of
                                             credit is provided to the lender
                                             with respect to the Longs Parcel
                                             Loan and (iv) the DSCR for each new
                                             loan is at least 1.25x.

For a list of Mortgage Loans with existing related mezzanine debt, see attached Schedule A.

For a list of Mortgage Loans that permit mezzanine debt in the future, see attached Schedule B.

The following Mortgage Loans documents permit secured subordinate debt:

13               Morehead Medical Plaza      The Mortgage Loan documents permit
                                             the borrower to incur future
                                             secured subordinate debt subject to
                                             the satisfaction of conditions
                                             including but not limited to: (1)
                                             an aggregate DSCR of at least
                                             1.10x, (2) the aggregate LTV ratio
                                             is not more than 75%, and (3) the
                                             delivery of an acceptable
                                             subordination and standstill
                                             agreement.

33               Rainbow Sunset Pavilion     The Mortgage Loan documents permit
                                             the borrower to incur future
                                             secured subordinate debt subject to
                                             the satisfaction of conditions
                                             including but not limited to: (1)
                                             an aggregate DSCR of at least 1.25x
                                             based on an actual loan constant,
                                             (2) an aggregate DSCR of at least
                                             1.15x at a 9.25% loan constant, (3)
                                             the aggregate LTV ratio is not more
                                             than 75% and (4) the delivery of an
                                             acceptable intercreditor agreement.

43               Mallard Pointe              The Mortgage Loan documents permit
                                             the borrower to incur future
                                             secured subordinate debt subject to
                                             the satisfaction of conditions
                                             including but not limited to: (1)
                                             an aggregate DSCR of at least
                                             1.20x, (2) the aggregate LTV ratio
                                             is not more than 80% and (3)
                                             delivery of an acceptable
                                             subordination and standstill
                                             agreement.

The following Mortgage Loan documents permit unsecured subordinate debt (excluding such debt that is permitted in the ordinary course of business):

19               Warwick Hotel Denver        The Mortgage Loan documents permit
                                             the borrower to incur unsecured
                                             subordinate debt in an amount not
                                             to exceed $10,000,000. The borrower
                                             must execute a subordination and
                                             standstill agreement upon incurring
                                             such debt.

57               Homewood Suites             The Mortgage Loan documents permit
                 Gainesville                 the borrower to incur unsecured
                                             subordinate debt from its
                                             affiliates in an amount not to
                                             exceed $400,000 and such debt will
                                             be subject to a subordination and
                                             standstill agreement.

95               American Self Storage       The Mortgage Loan documents permit
                                             the borrower to incur unsecured
                                             subordinate debt in an amount not
                                             to exceed 5% of the loan amount.
                                             The unsecured subordinate debt may
                                             be incurred only for purposes
                                             related to the Mortgaged Property
                                             and the borrower must execute a
                                             subordination and standstill
                                             agreement upon incurring such debt.

181              Apple Valley Apartments     The Mortgage Loan documents permit
                                             the borrower to incur unsecured
                                             subordinate debt from its partners
                                             or members in an amount not to
                                             exceed 5% of the loan amount.

309              Candlestick Park MHP        The borrower currently has an
                                             unsecured line of credit with a
                                             maximum principal balance not to
                                             exceed $125,000.

Exception to Representation 35: Single Purpose Entity.

43               Mallard Pointe              The borrower is not a single
                                             purpose entity.

Exceptions to Representation 39: Security Interests.

171              Greenville Village MHP      The sole member of the borrower,
                                             Greenville Village of Wilmington
                                             ("GVW") was the previous owner of
                                             the Mortgaged Property. GVW owns 42
                                             of the mobile home units under
                                             lease-to-purchase contracts with
                                             third parties, and GVW did not
                                             transfer to the borrower the title
                                             to these units. GVW pledged its
                                             interest in the lease-to-purchase
                                             contracts to the lender as
                                             additional collateral for the
                                             Mortgage Loan. The lender makes no
                                             representation as to the perfection
                                             of any security interest in GVW's
                                             title to the GVW-owned mobile homes
                                             or the rent associated with such
                                             homes.

326              Debbie Manor                UCC financing statements have been
                                             filed and recorded only in the
                                             local jurisdiction where the
                                             related Mortgaged Property is
                                             located.

Exceptions to Representation 45: Fee Simple Interest.

Various          Certain Countrywide Loans   With respect to any Mortgage Loan
                                             in which the interest encumbered
                                             under the Mortgage is the
                                             overlapping fee and leasehold
                                             interest in the entire Mortgaged
                                             Property (and as such, treated as a
                                             fee interest in the Mortgaged
                                             Property), such Mortgage Loan is
                                             not the subject of representation
                                             18 and such Mortgage Loan is not
                                             being listed here as an exception
                                             to this representation 45.

100              Radisson Fee Interest       The borrower owns the fee interest
                                             in the land but not the leasehold
                                             interest in the hotel located at
                                             the Mortgaged Property.

139              Walgreens-Sunset & Western  The Mortgaged Property consists of a retail parcel in a mixed-use
                                             development that is divided under a
                                             reciprocal easement agreement. The
                                             borrower owns the fee interest in
                                             the Walgreens building but does not
                                             have an interest in any of: (i) the
                                             ground on which the building is
                                             located, (ii) the apartment units
                                             on a floor above the Walgreens
                                             building, (iii) the residential
                                             units in a four story building that
                                             wraps around the Walgreens
                                             building, or (iv) the parking
                                             garage located below the Walgreens
                                             building. Through the reciprocal
                                             easement agreement, the borrower
                                             has easement rights over the
                                             parking garage and the ground.

Exception to Representation 53: Origination of the Mortgage Loans.

326              Debbie Manor                The Mortgage Loan was originated by
                                             Impac Commercial Capital
                                             Corporation and purchased by
                                             Countrywide prior to
                                             securitization.

                                   Schedule A

           List of Mortgage Loans with related existing Mezzanine Debt

      `          `                                Original Mezzanine   Intercreditor Agreement
Annex A-1 ID #   Mortgaged Property Name             Debt Balance            (Yes or No)
--------------   ------------------------------   ------------------   -----------------------
            50   Evergreen Apartments-Las Vegas           $1,000,000             Yes
            97   Southern Cove Apartments                   $500,000             Yes
           114   Sienna Gardens                             $360,000             Yes
           304   GSA Chicago Heights                        $915,631             Yes

                                   Schedule B

            List of Mortgage Loans that permit future Mezzanine Debt

      `                    `                       `                    `         Intercreditor
      `                    `                       `                    `           Agreement
Annex A-1 ID#      Mortgaged Property      Maximum LTV Ratio       Minimum DSCR    (Yes or No)
-------------   ------------------------   -----------------       ------------   -------------
           12     Kauai Village Retail                    80%         1.25x            Yes
      `                  Center                    `                    `               `
           21       Parkview Village                      80%         1.20x            Yes
           27     Lincoln Center West                     80%         1.20x            Yes
      `              (Santa Monica)                `                    `               `
           29        Reserve Lofts                        80%         1.00x            Yes
           30      Willow Springs(1)                      75%         1.20x            Yes
      `                Apartments                  `                    `               `
           40   Brea Imperial Center(2)                   80%         1.20x            Yes
           45        5 Points Plaza                       80%         1.20x            Yes
           49    Mirbeau Inn and Spa(2)                   85%         1.30x            Yes
           55      Meridian Tower(3)                      85%         1.10x            Yes
           78     Silgan Containers(4)                    85%         1.10x            Yes
           86     Hostess Building(3)                     80%         1.20x            Yes
          100   Radisson Fee Interest(3)                  85%         1.07x            Yes
          109   Cypress Station Shopping                  70%         1.20x            Yes
      `                Center(1)                   `                    `               `
          118      Rite Hite Holding                      80%(5)     1.15x(6)          Yes
      `                Company(2)                  `                    `               `
          120      Heinz Distribution                     80%(5)     1.15x(6)          Yes
      `                Center(2)                   `                    `               `
          188          Mesa Ridge                         85%         1.07x            Yes
          239       Somerset Meadows                      80%         1.20x            Yes
          251   3433 Connecticut Avenue                   80%         1.20x            Yes

(1) Not permitted to be incurred in the first 24 months of the related loan closing.

(2) Not permitted to be incurred in the first 12 months of the related loan closing.

(3) Not permitted to be incurred in the first 18 months of the related loan closing.

(4) The tenant must have exercised its expansion option (pursuant to its lease) prior to incurring mezzanine debt.

(5)   No greater than 90% prior to incurring mezzanine debt.

(6)   At least 1.07x prior to incurring mezzanine debt.

                             Annex B (to Schedule I)

             Mortgaged Properties as to Which the Only Environmental Investigations Conducted in Connection with the Origination of the Related
Mortgage Loan Were With Respect to Asbestos-Containing Materials and Lead-Based
                                     Paint.

                               (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies
                           (Representations 12 and 49)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

                                   [Attached]

MLCFC 2007-7: Mortgage Loan Schedule



Loan #   Loan Group   Property Name                                     Loan / Property   Originator
------   ----------   -----------------------------------------------   ---------------   ----------
     2            1   The Commons at Calabasas                          Loan              CRF
     7            1   Renaissance III Retail                            Loan              CRF
    11            1   The Georgia-Alabama Retail Portfolio              Loan              CRF
 11.01            1   Metro Atlanta Comm Prop 8115                      Property          CRF
 11.02            1   Atlanta Road Center                               Property          CRF
 11.03            1   Stone Mill Center                                 Property          CRF
 11.04            1   Bouldercrest & 285                                Property          CRF
 11.05            1   South Peachtree Center                            Property          CRF
 11.06            1   Arnold Mill Center                                Property          CRF
 11.07            1   Skyview Center                                    Property          CRF
 11.08            1   Six Flags Center                                  Property          CRF
 11.09            1   Sylvan Property                                   Property          CRF
 11.10            1   Flat Shoals Convenience Center                    Property          CRF
 11.11            1   South Atlanta Center                              Property          CRF
 11.12            1   Mount Zion & Highway 138                          Property          CRF
 11.13            1   Metro Atlanta Comm Prop 8159                      Property          CRF
 11.14            1   Excell In 11                                      Property          CRF
 11.15            1   Hall Creek Center                                 Property          CRF
 11.16            1   Annistown Center                                  Property          CRF
 11.17            1   Lenora Center                                     Property          CRF
 11.18            1   Burnt Hickory Center                              Property          CRF
 11.19            1   Elbert Center                                     Property          CRF
 11.20            1   Excell In 14                                      Property          CRF
 11.21            1   Irwin Bridge Center                               Property          CRF
 11.22            1   Highway 120 Center                                Property          CRF
 11.23            1   Wesley Chapel Center                              Property          CRF
 11.24            1   Excell In 16                                      Property          CRF
 11.25            1   Hill Street Center                                Property          CRF
 11.26            1   Snapfinger Center                                 Property          CRF
 11.27            1   Excell In 05                                      Property          CRF
 11.28            1   Killian Hill Center                               Property          CRF
 11.29            1   Excell Out Town Properties                        Property          CRF
 11.30            1   Excell Out Town Properties                        Property          CRF
 11.31            1   Excell Out Town Properties                        Property          CRF
 11.32            1   Lakeridge Village Center                          Property          CRF
 11.33            1   Locust Grove Center                               Property          CRF
 11.34            1   Big A Center                                      Property          CRF
 11.35            1   Highway 369 Center                                Property          CRF
 11.36            1   Excell In 07                                      Property          CRF
 11.37            1   Excell In 10                                      Property          CRF
 11.38            1   Excell In 12                                      Property          CRF
 11.39            1   Excell In 15                                      Property          CRF
 11.40            1   Noah's Ark                                        Property          CRF
 11.41            1   Crystal Creek Center                              Property          CRF
 11.42            1   North Georgia Comm Prop 0040                      Property          CRF
 11.43            1   North Georgia Comm Prop 0042                      Property          CRF
 11.44            1   North Georgia Comm Prop 0039                      Property          CRF
 11.45            1   North Georgia Comm Prop 0022                      Property          CRF
 11.46            1   Excell In 03                                      Property          CRF
 11.47            1   Excell In 04                                      Property          CRF
 11.48            1   Mount Vernon                                      Property          CRF
 11.49            1   North Georgia Comm Prop 0029                      Property          CRF
 11.50            1   Excell Out Town Properties                        Property          CRF
 11.51            1   Northwest Georgia Comm Prop 8769                  Property          CRF
 11.52            1   Metro Atlanta Comm Prop 8165                      Property          CRF
 11.53            1   Excell In 09                                      Property          CRF
 11.54            1   Metro Atlanta Comm Prop 8102                      Property          CRF
 11.55            1   Metro Atlanta Comm Prop 0518                      Property          CRF
 11.56            1   Northwest Georgia Comm Prop 8754                  Property          CRF
 11.57            1   Excell In 13                                      Property          CRF
 11.58            1   Excell In 08                                      Property          CRF
 11.59            1   Jefferson Street Center                           Property          CRF
 11.60            1   Northwest Georgia Comm Prop 0058                  Property          CRF
 11.61            1   Northwest Georgia Comm Prop 0051                  Property          CRF
 11.62            1   Northwest Georgia Comm Prop 8785                  Property          CRF
    12            1   Kauai Village Retail Center                       Loan              CRF
    13            1   Morehead Medical Plaza                            Loan              CRF
    15            1   150 Bay Street                                    Loan              CRF
    19            1   Warwick Hotel Denver                              Loan              CRF
    21            1   Parkview Village                                  Loan              CRF



    27            1   Lincoln Center West (Santa Monica)                Loan              CRF
    29            2   Reserve Lofts                                     Loan              CRF
    30            2   Willow Springs Apartments                         Loan              CRF
    31            2   Village Commons - Corinthian College              Loan              CRF
    33            1   Rainbow Sunset Pavilion                           Loan              CRF
    36            1   American Home Furnishings                         Loan              CRF
    38            1   Shamrock Village                                  Loan              CRF
    39            1   HCP Tranche I                                     Loan              CRF
  39.1            1   Keller                                            Property          CRF
  39.2            1   Wright                                            Property          CRF
  39.3            1   Wylie                                             Property          CRF
    40            1   Brea Imperial Center                              Loan              CRF

    43            2   Mallard Pointe                                    Loan              CRF
    44            1   Stonebriar Common Office # 1,3,6,7                Loan              CRF
    45            1   5 Points Plaza                                    Loan              CRF
    49            1   Mirbeau Inn and Spa                               Loan              CRF
    50            2   Evergreen Apartments - Las Vegas                  Loan              CRF
    55            1   Meridian Tower                                    Loan              CRF
    56            2   Meadow Manor MHC                                  Loan              CRF
    57            1   Homewood Suites Gainesville                       Loan              CRF
    58            2   870 Hilgard Apartments                            Loan              CRF
    64            2   Lakes at Stone Mountain                           Loan              CRF
    65            1   Lewis Portfolio                                   Loan              CRF
  65.1            1   Westminster Professional Center                   Property          CRF
  65.2            1   Woodbridge Station                                Property          CRF
  65.3            1   Littlestown Village Apartments                    Property          CRF
  65.4            1   Fountain Green Plaza                              Property          CRF
  65.5            1   The Old Fire House                                Property          CRF
  65.6            1   Rikirs Plaza                                      Property          CRF
  65.7            1   Shrewsbury Plaza                                  Property          CRF
  65.8            1   St. Gregory Center                                Property          CRF
    66            1   S8 Portfolio                                      Loan              CRF
  66.1            1   S8 Portfolio - Jackson                            Property          CRF
  66.2            1   S8 Portfolio - Cody                               Property          CRF
  66.3            1   S8 Portfolio - Coeur d'Alene                      Property          CRF
    72            1   Sunrise City Plaza                                Loan              CRF
    73            1   Centennial Marketplace                            Loan              CRF
    75            1   Black Canyon Industrial                           Loan              CRF
    78            1   Silgan Containers                                 Loan              CRF
    79            1   Guardian Storage OF & WP                          Loan              CRF
  79.1            1   Guardian Storage WP                               Property          CRF
  79.2            1   Guardian Storage OF                               Property          CRF
    80            1   Hilton Garden Inn - Elmira                        Loan              CRF
    84            1   Sun City West Plaza                               Loan              CRF
    86            1   Hostess Building                                  Loan              CRF
    89            1   9835 Goethe Drive                                 Loan              CRF
    93            1   AmeriSuites (Hyatt Place) Hotel Raleigh Durham    Loan              CRF
    94            1   Demag Industrial                                  Loan              CRF
    95            1   American Self Storage                             Loan              CRF
    97            2   Southern Cove Apartments                          Loan              CRF
    99            1   Vineyard Plaza                                    Loan              CRF
   100            1   Radisson Fee Interest                             Loan              CRF
   101            2   Hillwood Apartments                               Loan              CRF
   104            1   Rekucki Portfolio                                 Loan              CRF
 104.1            1   1772 Self Storage                                 Property          CRF
 104.2            1   Clifton Park Self Storage                         Property          CRF
 104.3            1   1581 Route 9                                      Property          CRF
 104.4            1   257 Ushers Road                                   Property          CRF
 104.5            1   6 Executive Park Drive                            Property          CRF
   109            1   Cypress Station Shopping Center                   Loan              CRF
   110            1   Walgreens - South Gate, CA                        Loan              CRF
   111            1   Serrano Marketplace                               Loan              CRF
   114            1   Sienna Gardens                                    Loan              CRF
   115            1   III United Plaza                                  Loan              CRF
   116            1   Country Club Village                              Loan              CRF
   118            1   Rite Hite Holding Company                         Loan              CRF
   119            1   Cooper Point Village Retail                       Loan              CRF
   120            1   Heinz Distribution Center                         Loan              CRF
   121            2   Eastmark at Wolfpen Apart                         Loan              CRF
   127            1   El Dorado Plaza                                   Loan              CRF
   129            1   Briar Hills Office Building                       Loan              CRF
   130            2   Willow Green                                      Loan              CRF
   132            1   Hampton Inn Loveland                              Loan              CRF
   138            1   Santa Monica Main Street and Burbank Properties   Loan              CRF
 138.1            1   Burbank                                           Property          CRF

 138.2            1   Santa Monica Main Street                          Property          CRF
   139            1   Walgreens - Sunset & Western                      Loan              CRF
   140            2   Ridgewood Apartments - Las Vegas                  Loan              CRF
   144            1   Walgreens - Aurora IL                             Loan              CRF
   148            1   Santee Alley                                      Loan              CRF
   150            1   Shaw Blackstone Center                            Loan              CRF
   153            2   Murphy - Autumn Hills Apartments                  Loan              CRF
   154            2   Murphy - Park Bridge Apartments                   Loan              CRF
   155            2   Murphy - Sandpiper Apartments                     Loan              CRF
   156            1   Expo Center                                       Loan              CRF
   168            1   Rouses Market Place Shopping Center               Loan              CRF
   171            1   Greenville Village MHP                            Loan              CRF
   173            1   Harding Plaza                                     Loan              CRF
   175            2   Dauphine Apartments                               Loan              CRF
   176            1   Mountain Vista Plaza                              Loan              CRF
   181            2   Apple Valley Apartments                           Loan              CRF
   183            1   Comfort Suites SouthHaven                         Loan              CRF
   185            1   Krauss Maffei Industrial                          Loan              CRF
   188            1   Mesa Ridge                                        Loan              CRF
   201            1   Hampton Inn Livermore                             Loan              CRF
   204            1   Milpitas Retail                                   Loan              CRF
   205            2   222 S Tower Drive Apartments                      Loan              CRF
   207            1   Fruitville Crossing Shopping Center               Loan              CRF
   209            2   The Lakes Apartments                              Loan              CRF
   213            1   3300 Pennsy Drive                                 Loan              CRF
   217            1   Guthrie Medical Center                            Loan              CRF
   226            1   Holiday Inn Express Vicksburg                     Loan              CRF
   228            1   Land Oak Office                                   Loan              CRF
   231            1   Vine Village Retail                               Loan              CRF
   232            1   East Sunrise Retail - Sayville                    Loan              CRF
   234            1   Esplanade                                         Loan              CRF
   235            2   JoPa Mobile Home Community                        Loan              CRF
   236            1   Staples Mill Business Center                      Loan              CRF
   237            1   Fairfield Inn Pearl                               Loan              CRF
   238            2   Pasadena Los Robles Apts                          Loan              CRF
   239            1   Somerset Meadows                                  Loan              CRF
   241            1   Hanson's Corner - Hutto, TX                       Loan              CRF
   242            2   Waterside Apartments - Ron Glas                   Loan              CRF
   244            2   Cloverdale Apartments2                            Loan              CRF
   248            2   Johnson City Apartments                           Loan              CRF
   249            1   Bristol Palms                                     Loan              CRF
   251            1   3433 Connecticut Avenue                           Loan              CRF
   252            1   Lomita Plaza                                      Loan              CRF
   253            1   Highland Oaks Apartments & Mall                   Loan              CRF
 253.1            1   Highland Oaks Apartments                          Property          CRF
 253.2            1   Highland Oaks Mall                                Property          CRF
   254            2   Windsor Place Townhomes                           Loan              CRF
   255            1   Comfort Suites Monroe                             Loan              CRF
   256            1   UCLA Medical Office                               Loan              CRF
   257            1   Trane Warehouse                                   Loan              CRF
   258            1   Retreat Village Shopping Center                   Loan              CRF
   259            2   Webster Court Apartments                          Loan              CRF
   261            2   Bestland Independent Living                       Loan              CRF
   262            2   4750 Sepulveda                                    Loan              CRF
   264            1   Marks Street Retail                               Loan              CRF
   265            2   Kittridge Street Apartments                       Loan              CRF
   267            1   Comfort Inn Bossier                               Loan              CRF
   274            2   Hull Student Housing                              Loan              CRF
   277            1   Mountain View Retail Center                       Loan              CRF
   279            1   Regal Storage                                     Loan              CRF
   280            1   Hampton Inn Monroe                                Loan              CRF
   282            1   Beverly Blvd. Retail Center                       Loan              CRF
   286            1   Watson Lake Center                                Loan              CRF
   287            2   French Quarter Apartments                         Loan              CRF
   288            1   CVS - Fort Washington, MD                         Loan              CRF
   289            1   HGH Properties                                    Loan              CRF
   293            2   Roosevelt Townhomes                               Loan              CRF
   294            1   Long Beach Two Tenant Retail                      Loan              CRF
   296            1   CVS - Frederick, MD                               Loan              CRF
   297            1   Greenspring Valley Office Center                  Loan              CRF
   298            2   Oxnard Apartments                                 Loan              CRF
   300            1   Bradenton Self Storage                            Loan              CRF
   303            1   Spencer Village Shopping Center                   Loan              CRF
   304            1   GSA Chicago Heights                               Loan              CRF
   305            1   1219 E. Debbie Lane                               Loan              CRF
   306            1   La Quinta Pearl                                   Loan              CRF
   307            1   Spencer Highway Shopping Center                   Loan              CRF
   308            2   Woodlands Apts Warner Robbins                     Loan              CRF
   309            1   Candlestick Park MHP                              Loan              CRF
   310            1   Braes North Shopping Center                       Loan              CRF
   311            1   Yakima Office Building                            Loan              CRF
   313            1   Melissa Shopping Center                           Loan              CRF
   316            1   EDC Building                                      Loan              CRF
   317            2   Shadow Park Apartments                            Loan              CRF
   320            1   Neighborhood Storage                              Loan              CRF
   323            1   Buffalo Wild Wings                                Loan              CRF
   324            1   Garden Center                                     Loan              CRF
   325            1   Starbucks-Chipotle                                Loan              CRF
   326            2   Debbie Manor                                      Loan              CRF


         Property
Loan #   Type                   Street Address
------   --------------------   -------------------------------------------------------------------
     2   Retail                 4710-4799 Commons Way
     7   Retail                 3220-3370 East Flamingo Road
    11   Retail                 Various
 11.01   Retail                 345 Pharr Road Northeast
 11.02   Retail                 1300 Atlanta Road
 11.03   Retail                 5702 Highway 20
 11.04   Retail                 2701 Bouldercrest Road
 11.05   Retail                 4930 Peachtree Industrial Boulevard
 11.06   Retail                 514 Arnold Mill Road
 11.07   Retail                 2626 Skyview Drive
 11.08   Retail                 1355 Blairs Bridge Road
 11.09   Retail                 890 Cleveland Road
 11.10   Retail                 4430 Flat Shoals Road
 11.11   Retail                 5231 Highway 85 South
 11.12   Retail                 3441 Mount Zion Road
 11.13   Retail                 3155 Camp Creek Parkway
 11.14   Retail                 6180 Roswell Road
 11.15   Retail                 5775 Phil Niekro Boulevard
 11.16   Retail                 4196 Annistown Road
 11.17   Retail                 4116 Lenora Church Road
 11.18   Retail                 4095 Highway 78 (Bankhead)
 11.19   Retail                 118 North Oliver Street
 11.20   Retail                 635 Lindbergh Drive
 11.21   Retail                 1085 Irwin Bridge Road
 11.22   Retail                 257 Buchanan Highway
 11.23   Retail                 2650 Wesley Chapel Road
 11.24   Retail                 180 University Avenue
 11.25   Retail                 387 Hill Street Southeast
 11.26   Retail                 5041 Snapfinger Woods Drive
 11.27   Retail                 5084 Old National Highway
 11.28   Retail                 2100 Killian Hill Road
 11.29   Retail                 2931 West Main Street
 11.30   Retail                 1804 Ross Clark Circle
 11.31   Retail                 1687 North Columbia Street
 11.32   Retail                 1210 Highway 138
 11.33   Retail                 3998 Highway 42
 11.34   Retail                 5040 Highway 5
 11.35   Retail                 3715 Browns Bridge Road
 11.36   Retail                 1570 Monroe Drive
 11.37   Retail                 2370 Delk Road
 11.38   Retail                 101 Hamilton E Holmes
 11.39   Retail                 405 Cobb Parkway
 11.40   Retail                 1725 Noah's Ark Road
 11.41   Retail                 8279 Chicago Avenue
 11.42   Retail                 104 South Highway 400
 11.43   Retail                 325 Peachtree Parkway
 11.44   Retail                 1490 Riverstone Parkway
 11.45   Retail                 1005 Canton Highway
 11.46   Retail                 550 Barrett Parkway
 11.47   Retail                 3875 North Druid Hills Road
 11.48   Retail                 3649 Mt. Vernon Road
 11.49   Retail                 6741 Bells Ferry Road
 11.50   Retail                 601 East Jackson Street
 11.51   Retail                 6860 Battlefield Parkway
 11.52   Retail                 2145 Powers Ferry Road
 11.53   Retail                 507 Joseph E Lowery Boulevard
 11.54   Retail                 4308 North Peachtree Road
 11.55   Retail                 225 Clifton Street Southeast
 11.56   Retail                 597 Turner McCall Boulevard
 11.57   Retail                 1161 Ponce De Leon
 11.58   Retail                 247 Moreland Avenue
 11.59   Retail                 2671 Jefferson Street
 11.60   Retail                 2472 Highway 441 Northeast
 11.61   Retail                 7865 Adairsville Highway
 11.62   Retail                 800 North Main Street
    12   Retail                 4-831 Kuhio Highway
    13   Office                 1025 Morehead Medical Drive
    15   Mixed Use              150 Bay Street
    19   Hospitality            1776 Grant Street
    21   Mixed Use              4101-4113 North Bellflower Boulevard,
                                5463-5471 East Carson Street,
                                4112-4190, 4103-4195 Viking Way,
                                5412-5422, 5423 Village Road
    27   Mixed Use              1315 and 1323 Lincoln Boulevard
    29   Multifamily            409 West Olympic Boulevard
    30   Multifamily            4227 North 27th Avenue
    31   Multifamily            2075 Venture Drive
    33   Retail                 6315 - 6485 South Rainbow Boulevard
    36   Retail                 1944 South Greenfield Road & 4210 East Baseline Road
    38   Retail                 7723-7851 Amador Valley Boulevard
    39   Office                 Various
  39.1   Office                 601 South Main Street
  39.2   Office                 1222 South Patterson Boulevard
  39.3   Office                 600 Cooper Drive
    40   Retail                 311, 351 & 391 South State College Boulevard and
                                1130 & 1160 East Imperial Highway
    43   Multifamily            802 45th Street NE
    44   Mixed Use              1125 Legacy Drive
    45   Retail                 18541-18645 Beach Boulevard
    49   Hospitality            851 West Genesee Street and 834 West Genesee Street
    50   Multifamily            5400 Cheyenne Avenue
    55   Office                 201 West 103rd Street
    56   Manufactured Housing   49 Blanca Lane
    57   Hospitality            3333 Southwest 42nd Street
    58   Multifamily            870 Hilgard Avenue
    64   Multifamily            5100 West Mountain Street
    65   Various                Various
  65.1   Office                 532 Baltimore Boulevard
  65.2   Office                 1319 Woodbridge Station Way
  65.3   Multifamily            110-164 Roberta Jean Street
  65.4   Retail                 1301 East Churchville Road
  65.5   Mixed Use              66 East Main Street
  65.6   Mixed Use              1709 Reisterstown Road
  65.7   Retail                 526 South Main Street
  65.8   Retail                 4051 North Point Boulevard
    66   Hospitality            Various
  66.1   Hospitality            750 South Highway 89
  66.2   Hospitality            730 Yellowstone Road
  66.3   Hospitality            505 West Appleway Avenue
    72   Retail                 2797 South Maryland Parkway
    73   Retail                 14148-14150 North 100th Street
    75   Industrial             18008A & 18008B North Black Canyon Highway
    78   Industrial             1191 Lake Avenue
    79   Self Storage           Various
  79.1   Self Storage           1599 Washington Pike
  79.2   Self Storage           1390 Old Freeport Road
    80   Hospitality            35 Arnot Road
    84   Retail                 13940 West Meeker Boulevard
    86   Retail                 210 14th Street
    89   Office                 9835 Goethe Road
    93   Hospitality            200 Airgate Drive
    94   Industrial             11792 Alameda Drive
    95   Self Storage           330 Tompkins Avenue
    97   Multifamily            1700 East Viking Road
    99   Retail                 1821-1881 East 4th Street
   100   Land                   3600 North Second Avenue
   101   Multifamily            1 Gatsby Drive
   104   Various                Various
 104.1   Self Storage           1772 Route 9
 104.2   Self Storage           261 Ushers Road
 104.3   Retail                 1581 Route 9
 104.4   Office                 257 Ushers Road
 104.5   Office                 6 Executive Park Drive
   109   Retail                 211- 235 FM Road 1960 West
   110   Retail                 9830 Long Beach Boulevard
   111   Retail                 3801-3833 6th Street
   114   Office                 1701 Park Center Drive
   115   Office                 8545 United Plaza Boulevard
   116   Retail                 1143 Country Club Drive
   118   Office                 8900 North Arbon Drive
   119   Retail                 305 & 315 Cooper Point Road
   120   Industrial             5005 C Street Southwest
   121   Multifamily            2400 Central Park Lane
   127   Retail                 1602-1802 North Imperial Avenue
   129   Office                 1011 Highway 6 South
   130   Manufactured Housing   2500 West Mount Houston Road
   132   Hospitality            5500 Stone Creek Circle
   138   Various                Various
 138.1   Mixed Use              142-150 North San Fernando Road and
                                212 East Orange Grove Avenue
 138.2   Retail                 2708, 2712 & 2801 Main Street
   139   Retail                 5451 West Sunset Boulevard
   140   Multifamily            3355 South Arville Street
   144   Retail                 1180 North Farnsworth Avenue
   148   Retail                 1152, 1154, 1156 Santee Street
   150   Retail                 5048-5060 North Blackstone Avenue
   153   Multifamily            4483 Flat Shoals Road
   154   Multifamily            4694 Cowan Road
   155   Multifamily            400 Sandpiper Lane
   156   Retail                 3801 Lakeview Parkway
   168   Retail                 3441 East Causeway Approach
   171   Manufactured Housing   6509 Greenville Loop Road
   173   Retail                 1801-1891 North Federal Highway
   175   Multifamily            2515 West Frierson Avenue
   176   Retail                 3961 East Lohman Avenue
   181   Multifamily            9552 Apple Valley Drive
   183   Hospitality            7075 Moore Drive
   185   Industrial             7095 Industrial Road
   188   Office                 6725 Mesa Ridge Road
   201   Hospitality            2850 Constitution Drive
   204   Retail                 301- 333 South Abbott Avenue
   205   Multifamily            222-228 South Tower Drive
   207   Retail                 1950 - 1966 Fruitville Pike
   209   Multifamily            1001 East Redbud Avenue
   213   Industrial             3300 Pennsy Drive
   217   Office                 31 Arnot Road
   226   Hospitality            4330 South Frontage Road
   228   Office                 10241 & 10307-10341 Kingston Pike
   231   Retail                 1201 Winter Garden Vineland Road
   232   Retail                 5640 Sunrise Highway
   234   Mixed Use              35 - 325 Date Palm Drive
   235   Manufactured Housing   2006 Prater Way
   236   Industrial             8201-8261 Hermitage Road
   237   Hospitality            407 Riverwind Drive
   238   Multifamily            157 South Los Robles Avenue
   239   Manufactured Housing   5655 Blue Ridge Avenue
   241   Retail                 560 US Highway 79
   242   Multifamily            3640 49th Avenue North
   244   Multifamily            364 South Cloverdale Avenue
   248   Multifamily            3000, 3002, 3006, 3008 South Road Street
   249   Retail                 2600 South Bristol Street
   251   Retail                 3433-3435 Connecticut Avenue Northwest
   252   Retail                 1210-1250 Lomita Boulevard
   253   Various                Various
 253.1   Multifamily            501-516 & 518, 520, 522, 524, 526, 528, 530, 532, and 534 Jamy Lane
 253.2   Retail                 975 Tech Drive
   254   Multifamily            2 Windsor Drive
   255   Hospitality            1401 Martin Luther King Jr. Drive
   256   Office                 1035-1045 Gayley Avenue
   257   Industrial             12732 Oak Lake Court
   258   Retail                 200 Retreat Road
   259   Multifamily            400 Mars Street
   261   Multifamily            606 East Best Avenue
   262   Multifamily            4750 Sepulveda Boulevard
   264   Retail                 410 Marks Street
   265   Multifamily            11820 Kittridge Street
   267   Hospitality            1100 Delhi Avenue
   274   Multifamily            1416-1428 Haslett Road and 1127 North Hagadorn
   277   Retail                 28014-28030 Seco Canyon Road
   279   Self Storage           1053 FM 2004 Road
   280   Hospitality            1407 Martin Luther King Jr. Drive
   282   Retail                 2900 West Beverly Boulevard
   286   Retail                 2594 Loganville Highway
   287   Multifamily            6400 North Armenia Avenue
   288   Retail                 8261 Oxon Hill Road
   289   Retail                 1829-1915 North Orange Avenue
   293   Multifamily            12545 Roosevelt Way Northeast
   294   Retail                 5094 East Los Coyotes Diagonal
   296   Retail                 8032 Liberty Road
   297   Office                 9505 Reisterstown Road
   298   Multifamily            14023-14027 Oxnard Street
   300   Self Storage           5305 Manatee Avenue West
   303   Retail                 3631 Spencer Highway
   304   Office                 104 South Halsted Street
   305   Retail                 1219 East Debbie Lane
   306   Hospitality            501 South Pearson Road
   307   Retail                 8740 Spencer Highway
   308   Multifamily            319 Bradly Drive
   309   Manufactured Housing   165 Lattintown Road
   310   Retail                 9150 Chimney Rock
   311   Office                 1240 Ahtanum Ridge Business Park
   313   Retail                 2028 State Highway 121
   316   Industrial             4650-4670 Churchill Street
   317   Multifamily            3401 12th Avenue
   320   Self Storage           3720 South 900 East
   323   Retail                 475 North Houk Road
   324   Retail                 3023 Cypress Gardens Road
   325   Retail                 1390 South Cooper Street
   326   Multifamily            13412 Vanowen Street


                                                                         Cut-Off Date   Original      Monthly P&I Debt
Loan #   City                County                 State     Zip Code   Balance ($)    Balance ($)   Service ($)
------   -----------------   --------------------   -------   --------   ------------   -----------   ----------------
     2   Calabasas           Los Angeles            CA           91302    101,500,000   101,500,000         476,401.53
     7   Las Vegas           Clark                  NV           89121     40,000,000    40,000,000         196,555.56
    11   Various             Various                Various   Various      33,000,000    33,000,000         219,295.30
 11.01   Atlanta             Fulton                 GA           30305        794,867       794,867
 11.02   Marietta            Cobb                   GA           30060        791,609       791,609
 11.03   Cartersville        Bartow                 GA           30121        772,063       772,063
 11.04   Atlanta             Dekalb                 GA           30316        719,941       719,941
 11.05   Norcross            Gwinnett               GA           30071        713,425       713,425
 11.06   Woodstock           Cherokee               GA           30188        710,168       710,168
 11.07   Lithia Springs      Douglas                GA           30122        700,395       700,395
 11.08   Austell             Cobb                   GA           30168        697,137       697,137
 11.09   East Point          Fulton                 GA           30344        697,137       697,137
 11.10   Union City          Fulton                 GA           30291        687,364       687,364
 11.11   College Park        Clayton                GA           30349        687,364       687,364
 11.12   Stockbridge         Clayton                GA           30281        684,107       684,107
 11.13   East Point          Fulton                 GA           30344        680,849       680,849
 11.14   Atlanta             Fulton                 GA           30328        661,303       661,303
 11.15   Flowery Branch      Hall                   GA           30542        661,303       661,303
 11.16   Snellville          Gwinnett               GA           30039        651,530       651,530
 11.17   Snellville          Gwinnett               GA           30039        651,530       651,530
 11.18   Douglasville        Douglas                GA           30134        648,273       648,273
 11.19   Elberton            Elbert                 GA           30635        622,211       622,211
 11.20   Atlanta             Fulton                 GA           30324        615,696       615,696
 11.21   Conyers             Rockdale               GA           30012        612,438       612,438
 11.22   Dallas              Paulding               GA           30132        602,665       602,665
 11.23   Decatur             Dekalb                 GA           30034        589,635       589,635
 11.24   Atlanta             Fulton                 GA           30315        576,604       576,604
 11.25   Atlanta             Fulton                 GA           30312        573,347       573,347
 11.26   Decatur             Dekalb                 GA           30035        573,347       573,347
 11.27   College Park        Fulton                 GA           30349        557,058       557,058
 11.28   Snellville          Gwinnett               GA           30039        557,058       557,058
 11.29   Dothan              Houston                AL           36302        553,801       553,801
 11.30   Dothan              Houston                AL           36301        553,801       553,801
 11.31   Milledgeville       Baldwin                GA           31061        550,543       550,543
 11.32   Riverdale           Clayton                GA           30296        537,512       537,512
 11.33   Locust Grove        Henry                  GA           30248        530,997       530,997
 11.34   Douglasville        Douglas                GA           30135        524,482       524,482
 11.35   Cumming             Forsyth                GA           30044        524,482       524,482
 11.36   Atlanta             Fulton                 GA           30324        504,936       504,936
 11.37   Marietta            Cobb                   GA           30067        498,420       498,420
 11.38   Atlanta             Fulton                 GA           30311        498,420       498,420
 11.39   Marietta            Cobb                   GA           30060        498,420       498,420
 11.40   Jonesboro           Clayton                GA           30236        491,905       491,905
 11.41   Douglasville        Douglas                GA           30134        488,648       488,648
 11.42   Cumming             Dawson                 GA           30534        478,875       478,875
 11.43   Dawsonville         Forsyth                GA           31031        478,875       478,875
 11.44   Canton              Cherokee               GA           30114        472,360       472,360
 11.45   Ball Ground         Cherokee               GA           30107        469,102       469,102
 11.46   Kennesaw            Cobb                   GA           30144        459,329       459,329
 11.47   Decatur             Dekalb                 GA           30033        452,814       452,814
 11.48   Gainesville         Hall                   GA           30506        452,814       452,814
 11.49   Woodstock           Cherokee               GA           30189        420,237       420,237
 11.50   Dublin              Laurens                GA           31021        410,464       410,464
 11.51   Ringgold            Catoosa                GA           30736        384,403       384,403
 11.52   Marietta            Cobb                   GA           30067        374,630       374,630
 11.53   Atlanta             Fulton                 GA           30310        371,372       371,372
 11.54   Chamblee            Dekalb                 GA           30341        355,084       355,084
 11.55   Atlanta             Dekalb                 GA           30317        338,796       338,796
 11.56   Rome                Floyd                  GA           30161        325,765       325,765
 11.57   Atlanta             Fulton                 GA           30306        315,992       315,992
 11.58   Atlanta             Fulton                 GA           30316        296,446       296,446
 11.59   Austell             Cobb                   GA           30168        280,158       280,158
 11.60   White               Bartow                 GA           30164        237,808       237,808
 11.61   Adairsville         Bartow                 GA           30103        205,232       205,232
 11.62   Lafayette           Walker                 GA           30728        172,656       172,656
    12   Kapaa               Kauai                  HI           96746     32,900,000    32,900,000         158,043.38
    13   Charlotte           Mecklenburg            NC           28203     32,900,000    32,900,000         155,674.12
    15   Jersey City         Hudson                 NJ            7302     27,500,000    27,500,000         130,705.21
    19   Denver              Denver                 CO           80203     25,777,126    25,800,000         150,397.94
    21   Long Beach          Los Angeles            CA           90808     23,400,000    23,400,000         113,795.50



    27   Santa Monica        Los Angeles            CA           90401     18,600,000    18,600,000          90,452.83
    29   Los Angeles         Los Angeles            CA           90015     18,000,000    18,000,000          95,770.00
    30   Phoenix             Maricopa               AZ           85017     17,800,000    17,800,000          85,506.75
    31   Laramie             Albany                 WY           82072     17,290,000    17,290,000         107,009.13
    33   Las Vegas           Clark                  NV           89118     17,150,000    17,150,000          99,212.87
    36   Mesa                Maricopa               AZ           85206     16,000,000    16,000,000          76,860.00
    38   Dublin              Alameda                CA           94568     15,800,000    15,800,000          74,025.19
    39   Various             Various                Various   Various      15,500,000    15,500,000          71,700.42
  39.1   Keller              Tarrant                TX           76248      6,300,000     6,300,000
  39.2   Dayton              Montgomery             OH           45402      6,000,000     6,000,000
  39.3   Wylie               Collin                 TX           75098      3,200,000     3,200,000
    40   Brea                Orange                 CA           92818     15,150,000    15,150,000          73,752.30

    43   Auburn              King                   WA           98002     14,700,000    14,700,000          69,992.42
    44   Frisco              Collin                 TX           75034     14,650,000    14,650,000          83,532.79
    45   Huntington Beach    Orange                 CA           92648     14,600,000    14,600,000          67,908.25
    49   Skaneateles         Onondaga               NY           13152     14,237,172    14,250,000          82,526.54
    50   Las Vegas           Clark                  NV           89108     14,200,000    14,200,000          68,610.26
    55   Carmel              Hamilton               IN           46290     13,800,000    13,800,000          66,291.75
    56   Watsonville         Santa Cruz             CA           95076     13,750,000    13,750,000          66,168.06
    57   Gainesville         Alachua                FL           32608     13,700,000    13,700,000          81,189.58
    58   Los Angeles         Los Angeles            CA           91606     13,350,000    13,350,000          61,641.77
    64   Stone Mountain      Dekalb                 GA           30083     12,100,000    12,100,000          58,125.38
    65   Various             Various                Various   Various      12,000,000    12,000,000          71,714.78
  65.1   Westminster         Carroll                MD           21157      3,405,000     3,405,000
  65.2   Edgewood            Harford                MD           21040      2,380,000     2,380,000
  65.3   Littlestown         Adams                  PA           17340      1,750,000     1,750,000
  65.4   Bel Air             Harford                MD           21014      1,230,000     1,230,000
  65.5   Westminster         Carroll                MD           21157      1,115,000     1,115,000
  65.6   Pikesville          Baltimore              MD           21208        930,000       930,000
  65.7   Shrewsbury          York                   PA           17361        600,000       600,000
  65.8   Baltimore           Baltimore              MD           21222        590,000       590,000
    66   Various             Various                Various   Various      11,875,352    11,900,000          93,714.53
  66.1   Jackson             Teton                  WY           83001      6,027,489     6,040,000
  66.2   Cody                Park                   WY           82414      3,293,165     3,300,000
  66.3   Coeur d'Alene       Kootenai               ID           83814      2,554,698     2,560,000
    72   Las Vegas           Clark                  NV           89109     11,130,000    11,130,000          62,865.29
    73   Scottsdale          Maricopa               AZ           85260     11,000,000    11,000,000          67,764.67
    75   Phoenix             Maricopa               AZ           85053     10,900,000    10,900,000          62,712.14
    78   Woodstock           McHenry                IL           60098     10,280,000    10,280,000          59,860.74
    79   Various             Allegheny              PA        Various      10,100,000    10,100,000          64,771.61
  79.1   Bridgeville         Allegheny              PA           15017      5,600,000     5,600,000
  79.2   Pittsburgh          Allegheny              PA           15238      4,500,000     4,500,000
    80   Horseheads          Chemung                NY           14845     10,091,022    10,100,000          58,812.60
    84   Sun City West       Maricopa               AZ           85375      9,520,000     9,520,000          44,231.51
    86   Hoboken             Hudson                 NJ            7030      9,500,000     9,500,000          45,152.71
    89   Sacramento          Sacramento             CA           95827      9,200,000     9,200,000          43,960.67
    93   Morrisville         Wake                   NC           27560      9,000,000     9,000,000          51,951.22
    94   Strongsville        Cuyahoga               OH           44149      9,000,000     9,000,000          52,236.04
    95   Staten Island       Richmond               NY           10304      8,964,060     9,000,000          54,133.26
    97   Las Vegas           Clark                  NV           89119      8,800,000     8,800,000          42,720.33
    99   Ontario             San Bernardino         CA           91764      8,500,000     8,500,000          48,475.60
   100   Phoenix             Maricopa               AZ           85013      8,400,000     8,400,000          39,426.33
   101   Montgomery          Montgomery             AL           36106      8,250,000     8,250,000          47,507.28
   104   Various             Saratoga               NY           12065      8,000,000     8,000,000          47,912.62
 104.1   Clifton Park        Saratoga               NY           12065      2,940,000     2,940,000
 104.2   Clifton Park        Saratoga               NY           12065      2,110,000     2,110,000
 104.3   Clifton Park        Saratoga               NY           12065      1,340,000     1,340,000
 104.4   Clifton Park        Saratoga               NY           12065        910,000       910,000
 104.5   Halfmoon            Saratoga               NY           12065        700,000       700,000
   109   Houston             Harris                 TX           77090      7,900,000     7,900,000          46,504.52
   110   South Gate          Los Angeles            CA           90280      7,700,000     7,700,000          38,293.60
   111   Los Angeles         Los Angeles            CA           90020      7,660,000     7,660,000          42,448.99
   114   Orlando             Orange                 FL           32835      7,549,801     7,560,000          41,594.16
   115   Baton Rouge         East Baton Rouge       LA           70809      7,520,000     7,520,000          35,741.93
   116   Madera              Madera                 CA           93638      7,500,000     7,500,000          36,282.29
   118   Milwaukee           Milwaukee              WI           53223      7,500,000     7,500,000          43,815.62
   119   Olympia             Thurston               WA           98502      7,400,000     7,400,000          43,043.47
   120   Cedar Rapids        Linn                   IA           52404      7,400,000     7,400,000          36,676.25
   121   College Station     Brazos                 TX           77840      7,386,582     7,400,000          44,557.22
   127   El Centro           Imperial               CA           92243      7,200,000     7,200,000          41,606.50
   129   Houston             Harris                 TX           77077      7,150,000     7,150,000          41,272.36
   130   Houston             Harris                 TX           77038      7,100,000     7,100,000          40,759.61
   132   Loveland            Larimer                CO           80538      7,000,000     7,000,000          40,053.21
   138   Various             Los Angeles            CA        Various       6,600,000     6,600,000          38,193.58
 138.1   Burbank             Los Angeles            CA           91502      3,486,792     3,486,792

 138.2   Santa Monica        Los Angeles            CA           90405      3,113,208     3,113,208
   139   Los Angeles         Los Angeles            CA           90027      6,570,000     6,570,000          33,397.50
   140   Las Vegas           Clark                  NV           89102      6,491,231     6,500,000          35,762.17
   144   Aurora              Kane                   IL           60504      6,250,000     6,250,000          30,711.81
   148   Los Angeles         Los Angeles            CA           90015      5,988,068     6,000,000          32,733.74
   150   Fresno              Fresno                 CA           93710      5,938,784     5,950,000          33,178.44
   153   Union City          Fulton                 GA           30291      5,800,000     5,800,000          27,272.08
   154   Acworth             Cobb                   GA           30101      5,800,000     5,800,000          27,272.08
   155   Casselberry         Seminole               FL           32707      5,800,000     5,800,000          27,272.08
   156   Rowlett             Dallas                 TX           75088      5,760,000     5,760,000          33,833.66
   168   Mandeville          Saint Tammany          LA           70448      5,440,000     5,440,000          31,332.88
   171   Wilmington          New Hanover            NC           28409      5,300,000     5,300,000          31,348.11
   173   Hollywood           Broward                FL           33020      5,270,000     5,270,000          30,253.96
   175   Tampa               Hillsborough           FL           33614      5,254,685     5,265,000          30,524.73
   176   Las Cruces          Dona Ana               NM           88011      5,200,000     5,200,000          25,552.22
   181   Independence        Kenton                 KY           41051      4,995,724     5,000,000          29,592.87
   183   Southaven           DeSoto                 MS           38671      4,966,481     5,000,000          42,300.97
   185   Florence            Boone                  KY           41042      4,860,000     4,860,000          28,516.20
   188   San Diego           San Diego              CA           92121      4,800,000     4,800,000          23,424.00
   201   Livermore           Alameda                CA           94551      4,363,205     4,400,000          40,641.63
   204   Milpitas            Santa Clara            CA           95035      4,300,000     4,300,000          24,712.52
   205   Beverly Hills       Los Angeles            CA           90211      4,250,000     4,250,000          20,667.99
   207   Lancaster           Lancaster              PA           17601      4,191,843     4,200,000          24,456.72
   209   McAllen             Hildalgo               TX           78504      4,100,000     4,100,000          23,215.55
   213   Hyattsville         Prince Georges         MD           20785      4,000,000     4,000,000          23,172.94
   217   Big Flats           Chemung                NY           14845      3,989,149     4,000,000          25,845.46
   226   Vicksburg           Warren                 MS           39180      3,764,325     3,800,000          37,042.99
   228   Knoxville           Knox                   TN           37922      3,600,000     3,600,000          21,168.98
   231   Winter Garden       Orange                 FL           34787      3,596,800     3,600,000          20,962.91
   232   Sayville            Suffolk                NY           11782      3,592,829     3,600,000          25,833.07
   234   Cathedral City      Riverside              CA           92234      3,500,000     3,500,000          20,580.95
   235   Sparks              Washoe                 NV           89431      3,500,000     3,500,000          20,961.77
   236   Richmond            Henrico                VA           23294      3,493,511     3,500,000          20,849.45
   237   Pearl               Rankin                 MS           39208      3,466,865     3,500,000          33,901.72
   238   Pasadena            Los Angeles            CA           91101      3,400,000     3,400,000          16,246.33
   239   Kimball             Saint Clair            MI           48074      3,400,000     3,400,000          19,510.11
   241   Hutto               Williamson             TX           78634      3,360,000     3,360,000          19,501.45
   242   St. Petersburg      Pinellas               FL           33714      3,356,960     3,360,000          19,416.37
   244   Los Angeles         Los Angeles            CA           90036      3,300,000     3,300,000          19,489.12
   248   Johnson City        Washington             TN           37601      3,200,000     3,200,000          18,816.87
   249   Santa Ana           Orange                 CA           92704      3,197,068     3,200,000          18,390.71
   251   Washington          District of Columbia   DC           20008      3,100,000     3,100,000          17,137.96
   252   Harbor City         Los Angeles            CA           90710      3,100,000     3,100,000          17,323.40
   253   Ruston              Lincoln                LA           71270      3,050,000     3,050,000          17,993.20
 253.1   Ruston              Lincoln                LA           71270      1,607,752     1,607,752
 253.2   Ruston              Lincoln                LA           71270      1,442,248     1,442,248
   254   Maumelle            Pulaski                AR           72113      2,993,691     3,000,000          20,866.03
   255   Monroe              Ouachita               LA           71202      2,974,912     3,000,000          27,710.21
   256   Los Angeles         Los Angeles            CA           90024      2,947,707     2,950,000          18,144.48
   257   Midlothian          Chesterfield           VA           23112      2,947,555     2,950,000          17,686.74
   258   St. Simons Island   Glynn                  GA           31522      2,900,000     2,900,000          18,139.67
   259   Petersburg          Petersburg City        VA           23803      2,879,651     2,885,000          17,185.90
   261   Coeur d'Alene       Kootenai               ID           83814      2,796,805     2,800,000          17,951.12
   262   Sherman Oaks        Los Angeles            CA           91403      2,750,000     2,750,000          15,276.05
   264   Henderson           Clark                  NV           89014      2,712,000     2,712,000          15,671.78
   265   North Hollywood     Los Angeles            CA           91606      2,700,000     2,700,000          12,947.25
   267   Bossier City        Bossier                LA           71111      2,683,926     2,700,000          29,907.79
   274   East Lansing        Ingham                 MI           48823      2,480,000     2,480,000          14,535.69
   277   Santa Clarita       Los Angeles            CA           91350      2,400,000     2,400,000          14,219.92
   279   Lake Jackson        Brazoria               TX           77566      2,395,707     2,400,000          14,543.87
   280   Monroe              Ouachita Parish        LA           71202      2,377,469     2,400,000          23,395.57
   282   Montebello          Los Angeles            CA           90604      2,300,000     2,300,000          13,305.52
   286   Grayson             Gwinnett               GA           30017      2,250,000     2,250,000          13,164.71
   287   Tampa               Hillsborough           FL           33604      2,220,641     2,225,000          12,899.81
   288   Fort Washington     Prince Georges         MD           20744      2,213,031     2,215,000          12,898.01
   289   Orlando             Orange                 FL           32804      2,200,000     2,200,000          13,303.48
   293   Seattle             King                   WA           98125      2,147,225     2,150,000          12,057.61
   294   Long Beach          Los Angeles            CA           90815      2,126,350     2,130,000          13,170.24
   296   Frederick           Frederick              MD           21701      2,038,264     2,040,000          12,099.98
   297   Owings Mills        Baltimore              MD           21227      2,000,000     2,000,000          11,671.46
   298   Van Nuys            Los Angeles            CA           91401      2,000,000     2,000,000           9,438.06
   300   Bradenton           Manatee                FL           34209      1,997,274     2,000,000          12,473.58
   303   Pasadena            Harris                 TX           77504      1,820,000     1,820,000          10,580.59
   304   Chicago Heights     Cook                   IL           60411      1,800,000     1,800,000           9,302.50
   305   Mansfield           Tarrant                TX           76063      1,798,492     1,800,000          10,745.66
   306   Pearl               Rankin                 MS           39208      1,778,202     1,800,000          19,929.50
   307   La Porte            Harris                 TX           77571      1,755,000     1,755,000          10,304.22
   308   Warner Robins       Houston                GA           31088      1,680,000     1,680,000           9,804.02
   309   Newburgh            Orange                 NY           12550      1,665,000     1,665,000          14,257.95
   310   Houston             Harris                 TX           77096      1,620,000     1,620,000           8,277.55
   311   Union Gap           Yakima                 WA           98903      1,617,948     1,620,000           9,157.79
   313   Melissa             Collin                 TX           75454      1,462,241     1,465,000           8,661.35
   316   Shoreview           Ramsey                 MN           55126      1,320,000     1,320,000           7,863.22
   317   Council Bluffs      Pottawattamie          IA           51501      1,227,500     1,227,500           7,327.95
   320   Salt Lake City      Salt Lake              UT           84106      1,114,114     1,115,000           6,800.11
   323   Delaware            Delaware               OH           43015        969,000       969,000           6,016.81
   324   Winter Haven        Polk                   FL           33880        889,299       890,000           5,445.20
   325   Arlington           Tarrant                TX           76013        873,452       875,000           5,330.75
   326   Van Nuys            Los Angeles            CA           91405        853,337       860,000           5,678.35

                                                                                                                  Net
         Annual P&I Debt   Interest   Primary         Master          Trustee and        Sub Servicin   Admin.    Mortgage
Loan #   Service ($)       Rate %     Servicing Fee   Servicing Fee   Paying Agent Fee   Fee Rate       Fee %     Rate %
------   ---------------   --------   -------------   -------------   ----------------   ------------   -------   --------
     2      5,716,818.36     5.5400           0.010           0.010            0.00071                  0.02071    5.51929
     7      2,358,666.72     5.8000                           0.010            0.00071         0.0500   0.06071    5.73929
    11      2,631,543.60     6.7700           0.010           0.010            0.00071                  0.02071    6.74929
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
 11.10
 11.11
 11.12
 11.13
 11.14
 11.15
 11.16
 11.17
 11.18
 11.19
 11.20
 11.21
 11.22
 11.23
 11.24
 11.25
 11.26
 11.27
 11.28
 11.29
 11.30
 11.31
 11.32
 11.33
 11.34
 11.35
 11.36
 11.37
 11.38
 11.39
 11.40
 11.41
 11.42
 11.43
 11.44
 11.45
 11.46
 11.47
 11.48
 11.49
 11.50
 11.51
 11.52
 11.53
 11.54
 11.55
 11.56
 11.57
 11.58
 11.59
 11.60
 11.61
 11.62
    12      1,896,520.56     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
    13      1,868,089.44     5.5850           0.010           0.010            0.00071                  0.02071    5.56429
    15      1,568,462.52     5.6100           0.010           0.010            0.00071                  0.02071    5.58929
    19      1,804,775.28     5.7400           0.010           0.010            0.00071                  0.02071    5.71929
    21      1,365,546.00     5.7400           0.010           0.010            0.00071                  0.02071    5.71929



    27      1,085,433.96     5.7400           0.010           0.010            0.00071                  0.02071    5.71929
    29      1,149,240.00     6.2800           0.010           0.010            0.00071                  0.02071    6.25929
    30      1,026,081.00     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
    31      1,284,109.56     6.2990           0.010           0.010            0.00071         0.0500   0.07071    6.22829
    33      1,190,554.44     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
    36        922,320.00     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
    38        888,302.28     5.5300           0.010           0.010            0.00071                  0.02071    5.50929
    39        860,405.04     5.4600           0.010           0.010            0.00071                  0.02071    5.43929
  39.1
  39.2
  39.3
    40        885,027.60     5.7460           0.010           0.010            0.00071         0.0600   0.08071    5.66529

    43        839,909.04     5.6200           0.010           0.010            0.00071                  0.02071    5.59929
    44      1,002,393.48     6.0000           0.010           0.010            0.00071                  0.02071    5.97929
    45        814,899.00     5.4900           0.010           0.010            0.00071                  0.02071    5.46929
    49        990,318.48     5.6800           0.010           0.010            0.00071                  0.02071    5.65929
    50        823,323.12     5.7030           0.010           0.010            0.00071                  0.02071    5.68229
    55        795,501.00     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
    56        794,016.72     5.6800           0.010           0.010            0.00071                  0.02071    5.65929
    57        974,274.96     5.8920           0.010           0.010            0.00071                  0.02071    5.87129
    58        739,701.24     5.4500           0.010           0.010            0.00071                  0.02071    5.42929
    64        697,504.56     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
    65        860,577.36     5.9700                           0.010            0.00071         0.0500   0.06071    5.90929
  65.1
  65.2
  65.3
  65.4
  65.5
  65.6
  65.7
  65.8
    66      1,124,574.36     6.7400           0.010           0.010            0.00071                  0.02071    6.71929
  66.1
  66.2
  66.3
    72        754,383.48     5.9200           0.010           0.010            0.00071                  0.02071    5.89929
    73        813,176.04     6.2550           0.010           0.010            0.00071                  0.02071    6.23429
    75        752,545.68     5.6200           0.010           0.010            0.00071                  0.02071    5.59929
    78        718,328.88     5.7300           0.010           0.010            0.00071                  0.02071    5.70929
    79        777,259.32     6.6400           0.010           0.010            0.00071         0.0600   0.08071    6.55929
  79.1
  79.2
    80        705,751.20     5.7300           0.010           0.010            0.00071                  0.02071    5.70929
    84        530,778.12     5.4840           0.010           0.010            0.00071                  0.02071    5.46329
    86        541,832.52     5.6100           0.010           0.010            0.00071                  0.02071    5.58929
    89        527,528.04     5.6400           0.010           0.010            0.00071                  0.02071    5.61929
    93        623,414.64     5.6500           0.010           0.010            0.00071                  0.02071    5.62929
    94        626,832.48     5.7000           0.010           0.010            0.00071         0.0350   0.05571    5.64429
    95        649,599.12     6.0300           0.010           0.010            0.00071                  0.02071    6.00929
    97        512,643.96     5.7300           0.010           0.010            0.00071                  0.02071    5.70929
    99        581,707.20     5.5400           0.010           0.010            0.00071         0.0600   0.08071    5.45929
   100        473,115.96     5.5400           0.010           0.010            0.00071                  0.02071    5.51929
   101        570,087.36     5.6280           0.010           0.010            0.00071                  0.02071    5.60729
   104        574,951.44     5.9900           0.010           0.010            0.00071                  0.02071    5.96929
 104.1
 104.2
 104.3
 104.4
 104.5
   109        558,054.24     5.8300           0.010           0.010            0.00071                  0.02071    5.80929
   110        459,523.20     5.8700           0.010           0.010            0.00071                  0.02071    5.84929
   111        509,387.88     5.7600           0.010           0.010            0.00071                  0.02071    5.73929
   114        499,129.92     5.7000           0.010           0.010            0.00071                  0.02071    5.67929
   115        428,903.16     5.6100           0.010           0.010            0.00071                  0.02071    5.58929
   116        435,387.48     5.7100           0.010           0.010            0.00071                  0.02071    5.68929
   118        525,787.44     5.7600           0.010           0.010            0.00071         0.0350   0.05571    5.70429
   119        516,521.64     5.7200           0.010           0.010            0.00071                  0.02071    5.69929
   120        440,115.00     5.8500           0.010           0.010            0.00071                  0.02071    5.82929
   121        534,686.64     6.0400           0.010           0.010            0.00071                  0.02071    6.01929
   127        499,278.00     5.6600           0.010           0.010            0.00071                  0.02071    5.63929
   129        495,268.32     5.6500           0.010           0.010            0.00071                  0.02071    5.62929
   130        489,115.32     5.6000           0.010           0.010            0.00071                  0.02071    5.57929
   132        480,638.52     5.5700           0.010           0.010            0.00071                  0.02071    5.54929
   138        458,322.96     5.6730           0.010           0.010            0.00071                  0.02071    5.65229
 138.1

 138.2
   139        400,770.00     6.0000           0.010           0.010            0.00071                  0.02071    5.97929
   140        429,146.04     5.7000           0.010           0.010            0.00071                  0.02071    5.67929
   144        368,541.72     5.8000           0.010           0.010            0.00071                  0.02071    5.77929
   148        392,804.88     5.6300           0.010           0.010            0.00071                  0.02071    5.60929
   150        398,141.28     5.8120           0.010           0.010            0.00071                  0.02071    5.79129
   153        327,264.96     5.5500           0.010           0.010            0.00071                  0.02071    5.52929
   154        327,264.96     5.5500           0.010           0.010            0.00071                  0.02071    5.52929
   155        327,264.96     5.5500           0.010           0.010            0.00071                  0.02071    5.52929
   156        406,003.92     5.8100           0.010           0.010            0.00071         0.0600   0.08071    5.72929
   168        375,994.56     5.6300           0.010           0.010            0.00071                  0.02071    5.60929
   171        376,177.32     5.8740           0.010           0.010            0.00071                  0.02071    5.85329
   173        363,047.52     5.6000           0.010           0.010            0.00071                  0.02071    5.57929
   175        366,296.76     5.6900           0.010           0.010            0.00071                  0.02071    5.66929
   176        306,626.64     5.8000           0.010           0.010            0.00071                  0.02071    5.77929
   181        355,114.44     5.8800           0.010           0.010            0.00071                  0.02071    5.85929
   183        507,611.64     6.0400           0.010           0.010            0.00071                  0.02071    6.01929
   185        342,194.40     5.8000           0.010           0.010            0.00071         0.0350   0.05571    5.74429
   188        281,088.00     5.7600           0.010           0.010            0.00071                  0.02071    5.73929
   201        487,699.56     5.9800           0.010           0.010            0.00071                  0.02071    5.95929
   204        296,550.24     5.6100           0.010           0.010            0.00071                  0.02071    5.58929
   205        248,015.88     5.7400           0.010           0.010            0.00071                  0.02071    5.71929
   207        293,480.64     5.7300           0.010           0.010            0.00071                  0.02071    5.70929
   209        278,586.60     5.6900           0.010           0.010            0.00071                  0.02071    5.66929
   213        278,075.28     5.6830           0.010           0.010            0.00071                  0.02071    5.66229
   217        310,145.52     6.0300           0.010           0.010            0.00071                  0.02071    6.00929
   226        444,515.88     5.9800           0.010           0.010            0.00071                  0.02071    5.95929
   228        254,027.76     5.8200           0.010           0.010            0.00071                  0.02071    5.79929
   231        251,554.92     5.7300           0.010           0.010            0.00071                  0.02071    5.70929
   232        309,996.84     6.0200           0.010           0.010            0.00071                  0.02071    5.99929
   234        246,971.40     5.8200           0.010           0.010            0.00071                  0.02071    5.79929
   235        251,541.24     5.9900           0.010           0.010            0.00071                  0.02071    5.96929
   236        250,193.40     5.9400           0.010           0.010            0.00071                  0.02071    5.91929
   237        406,820.64     5.8600           0.010           0.010            0.00071                  0.02071    5.83929
   238        194,955.96     5.6400           0.010           0.010            0.00071                  0.02071    5.61929
   239        234,121.32     5.5960           0.010           0.010            0.00071                  0.02071    5.57529
   241        234,017.40     5.7000           0.010           0.010            0.00071                  0.02071    5.67929
   242        232,996.44     5.6600           0.010           0.010            0.00071                  0.02071    5.63929
   244        233,869.44     5.8600           0.010           0.010            0.00071         0.0700   0.09071    5.76929
   248        225,802.44     5.8200           0.010           0.010            0.00071                  0.02071    5.79929
   249        220,688.52     5.6100           0.010           0.010            0.00071                  0.02071    5.58929
   251        205,655.52     5.7400           0.010           0.010            0.00071                  0.02071    5.71929
   252        207,880.80     5.8300           0.010           0.010            0.00071                  0.02071    5.80929
   253        215,918.40     5.8500           0.010           0.010            0.00071                  0.02071    5.82929
 253.1
 253.2
   254        250,392.36     5.6350           0.010           0.010            0.00071                  0.02071    5.61429
   255        332,522.52     5.9800           0.010           0.010            0.00071                  0.02071    5.95929
   256        217,733.76     6.2400           0.010           0.010            0.00071                  0.02071    6.21929
   257        212,240.88     6.0000           0.010           0.010            0.00071                  0.02071    5.97929
   258        217,676.04     6.4000           0.010           0.010            0.00071         0.0600   0.08071    6.31929
   259        206,230.80     5.9400           0.010           0.010            0.00071                  0.02071    5.91929
   261        215,413.44     6.1200           0.010           0.010            0.00071                  0.02071    6.09929
   262        183,312.60     5.7800           0.010           0.010            0.00071                  0.02071    5.75929
   264        188,061.36     5.6600           0.010           0.010            0.00071                  0.02071    5.63929
   265        155,367.00     5.6600           0.010           0.010            0.00071                  0.02071    5.63929
   267        358,893.48     5.9500           0.010           0.010            0.00071                  0.02071    5.92929
   274        174,428.28     5.7900           0.010           0.010            0.00071                  0.02071    5.76929
   277        170,639.04     5.8900           0.010           0.010            0.00071         0.0600   0.08071    5.80929
   279        174,526.44     6.1000           0.010           0.010            0.00071                  0.02071    6.07929
   280        280,746.84     5.9800           0.010           0.010            0.00071                  0.02071    5.95929
   282        159,666.24     5.6700           0.010           0.010            0.00071                  0.02071    5.64929
   286        157,976.52     5.7740           0.010           0.010            0.00071                  0.02071    5.75329
   287        154,797.72     5.6900           0.010           0.010            0.00071                  0.02071    5.66929
   288        154,776.12     5.7300           0.010           0.010            0.00071                  0.02071    5.70929
   289        159,641.76     6.0800           0.010           0.010            0.00071                  0.02071    6.05929
   293        144,691.32     5.8600           0.010           0.010            0.00071                  0.02071    5.83929
   294        158,042.88     6.2900           0.010           0.010            0.00071                  0.02071    6.26929
   296        145,199.76     5.9000           0.010           0.010            0.00071                  0.02071    5.87929
   297        140,057.52     5.7500           0.010           0.010            0.00071                  0.02071    5.72929
   298        113,256.72     5.5700           0.010           0.010            0.00071                  0.02071    5.54929
   300        149,682.96     5.6600           0.010           0.010            0.00071                  0.02071    5.63929
   303        126,967.08     5.7150           0.010           0.010            0.00071                  0.02071    5.69429
   304        111,630.00     6.1000           0.010           0.010            0.00071                  0.02071    6.07929
   305        128,947.92     5.9600           0.010           0.010            0.00071                  0.02071    5.93929
   306        239,154.00     5.9400           0.010           0.010            0.00071                  0.02071    5.91929
   307        123,650.64     5.8060           0.010           0.010            0.00071                  0.02071    5.78529
   308        117,648.24     5.7500           0.010           0.010            0.00071                  0.02071    5.72929
   309        171,095.40     6.2300           0.010           0.010            0.00071                  0.02071    6.20929
   310         99,330.60     6.0310           0.010           0.010            0.00071                  0.02071    6.01029
   311        109,893.48     5.9270           0.010           0.010            0.00071                  0.02071    5.90629
   313        103,936.20     5.8700           0.010           0.010            0.00071         0.0500   0.07071    5.79929
   316         94,358.64     5.9400           0.010           0.010            0.00071                  0.02071    5.91929
   317         87,935.40     5.9600           0.010           0.010            0.00071                  0.02071    5.93929
   320         81,601.32     6.1600           0.010           0.010            0.00071                  0.02071    6.13929
   323         72,201.72     6.3300           0.010           0.010            0.00071                  0.02071    6.30929
   324         65,342.40     6.1900           0.010           0.010            0.00071                  0.02071    6.16929
   325         63,969.00     6.1500           0.010           0.010            0.00071                  0.02071    6.12929
   326         68,140.20     6.9250           0.010           0.010            0.00071                  0.02071    6.90429

                               Monthly
                               Payment               Maturity/   Amort
Loan #   Accrual Type   Term   Date      Rem. Term    ARD Date   Term    Rem. Amort   Title Type      ARD Loan
------   ------------   ----   -------   ---------   ---------   -----   ----------   -------------   --------
     2   Actual/360      120         8         120    6/8/2017       0            0   Fee
     7   Actual/360      120         8         119    5/8/2017       0            0   Fee
    11   Actual/360      120         8         120    6/8/2017     336          336   Fee
 11.01                                                                                Fee
 11.02                                                                                Fee
 11.03                                                                                Fee
 11.04                                                                                Fee
 11.05                                                                                Fee
 11.06                                                                                Fee
 11.07                                                                                Fee
 11.08                                                                                Fee
 11.09                                                                                Fee
 11.10                                                                                Fee
 11.11                                                                                Fee
 11.12                                                                                Fee
 11.13                                                                                Fee
 11.14                                                                                Fee
 11.15                                                                                Fee
 11.16                                                                                Fee
 11.17                                                                                Fee
 11.18                                                                                Fee
 11.19                                                                                Fee
 11.20                                                                                Fee
 11.21                                                                                Fee
 11.22                                                                                Fee
 11.23                                                                                Fee
 11.24                                                                                Fee
 11.25                                                                                Fee
 11.26                                                                                Fee
 11.27                                                                                Fee
 11.28                                                                                Fee
 11.29                                                                                Fee
 11.30                                                                                Fee
 11.31                                                                                Fee
 11.32                                                                                Fee
 11.33                                                                                Fee
 11.34                                                                                Fee
 11.35                                                                                Fee
 11.36                                                                                Fee
 11.37                                                                                Fee
 11.38                                                                                Fee
 11.39                                                                                Fee
 11.40                                                                                Fee
 11.41                                                                                Fee
 11.42                                                                                Fee
 11.43                                                                                Fee
 11.44                                                                                Fee
 11.45                                                                                Fee
 11.46                                                                                Fee
 11.47                                                                                Fee
 11.48                                                                                Fee
 11.49                                                                                Fee
 11.50                                                                                Fee
 11.51                                                                                Fee
 11.52                                                                                Fee
 11.53                                                                                Fee
 11.54                                                                                Fee
 11.55                                                                                Fee
 11.56                                                                                Fee
 11.57                                                                                Fee
 11.58                                                                                Fee
 11.59                                                                                Fee
 11.60                                                                                Fee
 11.61                                                                                Fee
 11.62                                                                                Fee
    12   Actual/360      120         8         119    5/8/2017       0            0   Fee
    13   Actual/360       84         8          83    5/8/2014       0            0   Leasehold
    15   Actual/360       60         8          58    4/8/2012       0            0   Fee
    19   Actual/360      120         8         119    5/8/2017     360          359   Fee
    21   Actual/360      120         8         120    6/8/2017       0            0   Fee



    27   Actual/360      120         8         120    6/8/2017       0            0   Fee
    29   Actual/360      120         8         120    6/8/2017       0            0   Fee
    30   Actual/360       60         8          59    5/8/2012       0            0   Fee
    31   Actual/360      120         8         119    5/8/2017     360          360   Fee
    33   Actual/360      120         8         117    3/8/2017     360          360   Fee
    36   Actual/360      120         8         119    5/8/2017       0            0   Fee
    38   Actual/360      120         8         118    4/8/2017       0            0   Fee
    39   Actual/360      120         8         118    4/8/2017       0            0   Fee
  39.1                                                                                Fee
  39.2                                                                                Fee
  39.3                                                                                Fee
    40   Actual/360      120         8         118    4/8/2017       0            0   Fee

    43   Actual/360      120         8         120    6/8/2017       0            0   Fee
    44   Actual/360      120         8         119    5/8/2017     420          420   Fee
    45   Actual/360      120         8         119    5/8/2017       0            0   Fee
    49   Actual/360      120         8         119    5/8/2017     360          359   Fee
    50   Actual/360      120         8         118    4/8/2017       0            0   Fee
    55   Actual/360      120         8         119    5/8/2017       0            0   Fee
    56   Actual/360      120         8         119    5/8/2017       0            0   Fee
    57   Actual/360      120         8         119    5/8/2017     360          360   Leasehold
    58   Actual/360      120         8         118    4/8/2017       0            0   Fee
    64   Actual/360       60         8          59    5/8/2012       0            0   Fee
    65   Actual/360      120         8         119    5/8/2017     360          360   Fee
  65.1                                                                                Fee
  65.2                                                                                Fee
  65.3                                                                                Fee
  65.4                                                                                Fee
  65.5                                                                                Fee
  65.6                                                                                Fee
  65.7                                                                                Fee
  65.8                                                                                Fee
    66   Actual/360      120         8         119    5/8/2017     223          222   Various
  66.1                                                                                Fee
  66.2                                                                                Fee
  66.3                                                                                Leasehold
    72   Actual/360      120         8         119    5/8/2017     420          420   Fee
    73   Actual/360      120         8         117    3/8/2017     360          360   Leasehold
    75   Actual/360      120         8         118    4/8/2017     360          360   Fee
    78   Actual/360      120         8         119    5/8/2017     360          360   Fee
    79   Actual/360       60         8          59    5/8/2012     360          360   Fee
  79.1                                                                                Fee
  79.2                                                                                Fee
    80   Actual/360      120         8         119    5/8/2017     360          359   Fee
    84   Actual/360      120         8         119    5/8/2017       0            0   Fee
    86   Actual/360      120         8         120    6/8/2017       0            0   Leasehold
    89   Actual/360      120         8         119    5/8/2017       0            0   Fee
    93   Actual/360      120         8         119    5/8/2017     360          360   Fee
    94   Actual/360      120         8         119    5/8/2017     360          360   Fee
    95   Actual/360      120         8         116    2/8/2017     360          356   Fee
    97   Actual/360      120         8         119    5/8/2017       0            0   Fee
    99   Actual/360      120         8         119    5/8/2017     360          360   Fee
   100   Actual/360      120         8         118    4/8/2017       0            0   Fee             Yes
   101   Actual/360      120         8         115    1/8/2017     360          360   Fee
   104   Actual/360      120         8         120    6/8/2017     360          360   Fee
 104.1                                                                                Fee
 104.2                                                                                Fee
 104.3                                                                                Fee
 104.4                                                                                Fee
 104.5                                                                                Fee
   109   Actual/360      120         8         118    4/8/2017     360          360   Fee
   110   Actual/360      120         8         117    3/8/2017       0            0   Fee
   111   Actual/360      120         8         119    5/8/2017     420          420   Fee
   114   Actual/360      120         8         118    4/8/2017     420          418   Fee
   115   Actual/360       84         8          83    5/8/2014       0            0   Fee
   116   Actual/360       84         8          82    4/8/2014       0            0   Fee
   118   Actual/360      120         8         118    4/8/2017     360          360   Fee
   119   Actual/360      120         8         118    4/8/2017     360          360   Fee
   120   Actual/360       84         8          82    4/8/2014       0            0   Leasehold       Yes
   121   Actual/360      120         8         118    4/8/2017     360          358   Fee
   127   Actual/360      120         8         119    5/8/2017     360          360   Fee
   129   Actual/360      120         8         119    5/8/2017     360          360   Fee
   130   Actual/360      120         8         118    4/8/2017     360          360   Fee
   132   Actual/360      120         8         119    5/8/2017     360          360   Fee
   138   Actual/360      120         8         119    5/8/2017     360          360   Fee
 138.1                                                                                Fee

 138.2                                                                                Fee
   139   Actual/360      120         8         118    4/8/2017       0            0   Fee
   140   Actual/360      120         8         118    4/8/2017     420          418   Fee
   144   Actual/360      120         8         119    5/8/2017       0            0   Fee
   148   Actual/360      120         8         117    3/8/2017     420          417   Fee
   150   Actual/360      120         8         117    3/8/2017     420          417   Fee
   153   Actual/360      120         8         119    5/8/2017       0            0   Fee
   154   Actual/360      120         8         119    5/8/2017       0            0   Fee
   155   Actual/360      120         8         119    5/8/2017       0            0   Fee
   156   Actual/360      120         8         119    5/8/2017     360          360   Fee
   168   Actual/360      120         8         120    6/8/2017     360          360   Fee
   171   Actual/360      120         8         120    6/8/2017     360          360   Fee
   173   Actual/360      120         8         119    5/8/2017     360          360   Fee
   175   Actual/360      120         8         118    4/8/2017     360          358   Fee
   176   Actual/360      120         8         118    4/8/2017       0            0   Fee
   181   Actual/360      120         8         119    5/8/2017     360          359   Fee
   183   Actual/360      180         8         178    4/8/2022     180          178   Fee
   185   Actual/360      120         8         119    5/8/2017     360          360   Fee
   188   Actual/360       60         8          58    4/8/2012       0            0   Fee
   201   Actual/360      144         8         142    4/8/2019     156          154   Fee
   204   Actual/360      120         8         119    5/8/2017     360          360   Fee/Leasehold
   205   Actual/360      120         8         120    6/8/2017       0            0   Fee
   207   Actual/360      120         8         118    4/8/2017     360          358   Fee
   209   Actual/360      120         8         119    5/8/2017     384          384   Fee
   213   Actual/360      120         8         119    5/8/2017     360          360   Fee
   217   Actual/360      120         8         118    4/8/2017     300          298   Fee
   226   Actual/360      144         8         142    4/8/2019     144          142   Fee
   228   Actual/360      120         8         118    4/8/2017     360          360   Fee
   231   Actual/360      120         8         119    5/8/2017     360          359   Fee
   232   Actual/360      120         8         119    5/8/2017     240          239   Fee
   234   Actual/360       60         8          58    4/8/2012     360          360   Leasehold
   235   Actual/360      120         8         119    5/8/2017     360          360   Fee
   236   Actual/360      120         8         118    4/8/2017     360          358   Fee
   237   Actual/360      120         8         118    4/8/2017     144          142   Fee
   238   Actual/360      120         8         118    4/8/2017       0            0   Fee
   239   Actual/360      120         8         118    4/8/2017     360          360   Fee
   241   Actual/360      120         8         118    4/8/2017     360          360   Fee
   242   Actual/360      120         8         119    5/8/2017     360          359   Fee
   244   Actual/360      120         8         117    3/8/2017     360          360   Fee
   248   Actual/360      120         8         119    5/8/2017     360          360   Fee
   249   Actual/360      120         8         119    5/8/2017     360          359   Fee
   251   Actual/360      120         8         118    4/8/2017     420          420   Fee
   252   Actual/360      120         8         118    4/8/2017     420          420   Fee
   253   Actual/360      120         8         118    4/8/2017     360          360   Fee
 253.1                                                                                Fee
 253.2                                                                                Fee
   254   Actual/360      120         8         119    5/8/2017     240          239   Fee
   255   Actual/360      144         8         142    4/8/2019     156          154   Fee
   256   Actual/360      120         8         119    5/8/2017     360          359   Fee
   257   Actual/360      120         8         119    5/8/2017     360          359   Fee
   258   Actual/360      120         8         120    6/8/2017     360          360   Fee
   259   Actual/360      120         8         118    4/8/2017     360          358   Fee
   261   Actual/360      120         8         119    5/8/2017     312          311   Fee
   262   Actual/360      120         8         120    6/8/2017     420          420   Fee
   264   Actual/360      120         8         118    4/8/2017     360          360   Fee
   265   Actual/360      120         8         118    4/8/2017       0            0   Fee
   267   Actual/360      120         8         119    5/8/2017     120          119   Fee
   274   Actual/360      120         8         117    3/8/2017     360          360   Fee
   277   Actual/360      120         8         118    4/8/2017     360          360   Fee
   279   Actual/360      120         8         118    4/8/2017     360          358   Fee
   280   Actual/360      144         8         142    4/8/2019     144          142   Fee
   282   Actual/360      120         8         119    5/8/2017     360          360   Fee
   286   Actual/360      120         8         118    4/8/2017     360          360   Fee
   287   Actual/360      120         8         118    4/8/2017     360          358   Fee
   288   Actual/360      120         8         119    5/8/2017     360          359   Fee
   289   Actual/360      120         8         120    6/8/2017     360          360   Fee
   293   Actual/360      120         8         118    4/8/2017     420          418   Fee
   294   Actual/360      120         8         118    4/8/2017     360          358   Fee
   296   Actual/360      120         8         119    5/8/2017     360          359   Fee
   297   Actual/360      120         8         117    3/8/2017     360          360   Fee
   298   Actual/360      120         8         119    5/8/2017       0            0   Fee
   300   Actual/360      120         8         119    5/8/2017     300          299   Fee
   303   Actual/360      120         8         118    4/8/2017     360          360   Fee
   304   Actual/360       60         8          58    4/8/2012       0            0   Fee
   305   Actual/360       60         8          59    5/8/2012     360          359   Fee
   306   Actual/360      120         8         118    4/8/2017     120          118   Fee
   307   Actual/360      120         8         119    5/8/2017     360          360   Fee
   308   Actual/360      120         8         117    3/8/2017     360          360   Fee
   309   Actual/360      180         8         180    6/8/2022     180          180   Fee
   310   Actual/360      120         8         119    5/8/2017       0            0   Fee
   311   Actual/360      120         8         118    4/8/2017     420          418   Fee
   313   Actual/360      120         8         118    4/8/2017     360          358   Fee
   316   Actual/360      120         8         119    5/8/2017     360          360   Fee
   317   Actual/360      120         8         120    6/8/2017     360          360   Fee
   320   Actual/360      120         8         119    5/8/2017     360          359   Fee
   323   Actual/360      120         8         117    3/8/2017     360          360   Fee
   324   Actual/360      120         8         119    5/8/2017     360          359   Fee
   325   Actual/360      120         8         118    4/8/2017     360          358   Fee
   326   Actual/360      360         1         350    8/1/2036     360          350   Fee             Hybrid


         ARD                                                                Environmental   Cross       Cross
Loan #   Step Up                                                            Insurance       Defaulted   Collateralized
------   ----------------------------------------------------------------   -------------   ---------   --------------
     2                                                                      No
     7                                                                      No
    11                                                                      No
 11.01                                                                      No
 11.02                                                                      No
 11.03                                                                      No
 11.04                                                                      No
 11.05                                                                      No
 11.06                                                                      No
 11.07                                                                      No
 11.08                                                                      No
 11.09                                                                      No
 11.10                                                                      No
 11.11                                                                      No
 11.12                                                                      No
 11.13                                                                      No
 11.14                                                                      No
 11.15                                                                      No
 11.16                                                                      No
 11.17                                                                      No
 11.18                                                                      No
 11.19                                                                      No
 11.20                                                                      No
 11.21                                                                      No
 11.22                                                                      No
 11.23                                                                      No
 11.24                                                                      No
 11.25                                                                      No
 11.26                                                                      No
 11.27                                                                      No
 11.28                                                                      No
 11.29                                                                      No
 11.30                                                                      No
 11.31                                                                      No
 11.32                                                                      No
 11.33                                                                      No
 11.34                                                                      No
 11.35                                                                      No
 11.36                                                                      No
 11.37                                                                      No
 11.38                                                                      No
 11.39                                                                      No
 11.40                                                                      No
 11.41                                                                      No
 11.42                                                                      No
 11.43                                                                      No
 11.44                                                                      No
 11.45                                                                      No
 11.46                                                                      No
 11.47                                                                      No
 11.48                                                                      No
 11.49                                                                      No
 11.50                                                                      No
 11.51                                                                      No
 11.52                                                                      No
 11.53                                                                      No
 11.54                                                                      No
 11.55                                                                      No
 11.56                                                                      No
 11.57                                                                      No
 11.58                                                                      No
 11.59                                                                      No
 11.60                                                                      No
 11.61                                                                      No
 11.62                                                                      No
    12                                                                      No
    13                                                                      No
    15                                                                      No
    19                                                                      No
    21                                                                      No



    27                                                                      No
    29                                                                      No
    30                                                                      No
    31                                                                      No
    33                                                                      No
    36                                                                      No
    38                                                                      No
    39                                                                      No
  39.1                                                                      No
  39.2                                                                      No
  39.3                                                                      No
    40                                                                      No

    43                                                                      No
    44                                                                      No
    45                                                                      No
    49                                                                      No
    50                                                                      No
    55                                                                      No
    56                                                                      No
    57                                                                      No
    58                                                                      No
    64                                                                      No
    65                                                                      No
  65.1                                                                      No
  65.2                                                                      No
  65.3                                                                      No
  65.4                                                                      No
  65.5                                                                      No
  65.6                                                                      No
  65.7                                                                      No
  65.8                                                                      No
    66                                                                      No
  66.1                                                                      No
  66.2                                                                      No
  66.3                                                                      No
    72                                                                      No
    73                                                                      No
    75                                                                      No
    78                                                                      No
    79                                                                      No
  79.1                                                                      No
  79.2                                                                      No
    80                                                                      No
    84                                                                      No
    86                                                                      No
    89                                                                      No
    93                                                                      No
    94                                                                      No
    95                                                                      No
    97                                                                      No
    99                                                                      No
   100   Greater of (i) sum of 10 year Treasury plus 3.95% and (ii) 8.54%   No
   101                                                                      No
   104                                                                      No
 104.1                                                                      No
 104.2                                                                      No
 104.3                                                                      No
 104.4                                                                      No
 104.5                                                                      No
   109                                                                      No
   110                                                                      No
   111                                                                      No
   114                                                                      No
   115                                                                      No
   116                                                                      No
   118                                                                      No
   119                                                                      No
   120   Greater of (i) sum of 7 year Treasury plus 3.10% and (ii) 7.85%    No
   121                                                                      No
   127                                                                      No
   129                                                                      No
   130                                                                      No
   132                                                                      No
   138                                                                      No
 138.1                                                                      No

 138.2                                                                      No
   139                                                                      No
   140                                                                      No
   144                                                                      No
   148                                                                      No
   150                                                                      No
   153                                                                      No
   154                                                                      No
   155                                                                      No
   156                                                                      No
   168                                                                      No
   171                                                                      No
   173                                                                      No
   175                                                                      No
   176                                                                      No
   181                                                                      No
   183                                                                      No
   185                                                                      No
   188                                                                      No
   201                                                                      No
   204                                                                      No
   205                                                                      No
   207                                                                      No
   209                                                                      No
   213                                                                      No
   217                                                                      No
   226                                                                      No
   228                                                                      No
   231                                                                      No
   232                                                                      No
   234                                                                      No
   235                                                                      No
   236                                                                      No
   237                                                                      No
   238                                                                      No
   239                                                                      No
   241                                                                      No
   242                                                                      No
   244                                                                      No
   248                                                                      No
   249                                                                      No
   251                                                                      No
   252                                                                      No
   253                                                                      No
 253.1                                                                      No
 253.2                                                                      No
   254                                                                      No
   255                                                                      No
   256                                                                      No
   257                                                                      No
   258                                                                      No
   259                                                                      No
   261                                                                      No
   262                                                                      No
   264                                                                      No
   265                                                                      No
   267                                                                      No
   274                                                                      No
   277                                                                      No
   279                                                                      No
   280                                                                      No
   282                                                                      No
   286                                                                      No
   287                                                                      No
   288                                                                      No
   289                                                                      No
   293                                                                      No
   294                                                                      No
   296                                                                      No
   297                                                                      No
   298                                                                      No
   300                                                                      No
   303                                                                      No
   304                                                                      No
   305                                                                      No
   306                                                                      No
   307                                                                      No
   308                                                                      No
   309                                                                      No
   310                                                                      No
   311                                                                      No
   313                                                                      No
   316                                                                      No
   317                                                                      No
   320                                                                      No
   323                                                                      No
   324                                                                      No
   325                                                                      No
   326                                                                      No

         Partial                                                               Upfront       Upfront       Upfront
         Defeasance   Letter of   Lockbox                           Holdback   Engineering   Capex         TI/LC
Loan #   Allowed      Credit      Type                              Amount     Reserve ($)   Reserve ($)   Reserve ($)
------   ----------   ---------   -------------------------------   --------   -----------   -----------   -----------
     2                            Hard
     7                                                                                           370,000
    11   Yes                      None at Closing, Springing Hard
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
 11.10
 11.11
 11.12
 11.13
 11.14
 11.15
 11.16
 11.17
 11.18
 11.19
 11.20
 11.21
 11.22
 11.23
 11.24
 11.25
 11.26
 11.27
 11.28
 11.29
 11.30
 11.31
 11.32
 11.33
 11.34
 11.35
 11.36
 11.37
 11.38
 11.39
 11.40
 11.41
 11.42
 11.43
 11.44
 11.45
 11.46
 11.47
 11.48
 11.49
 11.50
 11.51
 11.52
 11.53
 11.54
 11.55
 11.56
 11.57
 11.58
 11.59
 11.60
 11.61
 11.62
    12   Yes          Yes                                                                                      600,000
    13
    15
    19                            Hard
    21                            Hard



    27                            Hard
    29                Yes
    30
    31                            Hard
    33                                                                                                       1,207,955
    36   Yes                                                                                       2,047
    38                            Hard                                                 813                     195,000
    39   Yes
  39.1
  39.2
  39.3
    40                                                                                               561         1,870

    43
    44                                                                                                         307,863
    45
    49                            Hard
    50                            Soft                                             158,750         4,750
    55                                                                                                         150,000
    56
    57
    58                                                                                             1,604
    64                                                                              10,188       140,000
    65   Yes
  65.1
  65.2
  65.3
  65.4
  65.5
  65.6
  65.7
  65.8
    66   Yes                      Hard                                                           310,206
  66.1
  66.2
  66.3
    72                                                                                                         265,835
    73                                                                                             1,315
    75                            Hard                                              48,000
    78                            Hard
    79   Yes
  79.1
  79.2
    80
    84
    86
    89                            None at Closing, Springing Hard
    93                            Hard                                                         2,350,000
    94                            Hard
    95                                                                               8,030
    97                            Hard                                              11,875         2,083
    99                                                                              15,000
   100                            Hard
   101                                                                                           150,000
   104   Yes
 104.1
 104.2
 104.3
 104.4
 104.5
   109                            None at Closing, Springing Hard
   110
   111                                                                                                         100,000
   114                            Hard
   115
   116
   118                            Hard
   119
   120                            Hard
   121
   127                                                                              20,344
   129                            Hard
   130
   132                            Hard                                               3,502
   138
 138.1

 138.2
   139
   140                                                                             157,500         2,333
   144
   148                                                                              23,000
   150                            None at Closing, Springing Hard                                              300,000
   153
   154
   155
   156
   168
   171
   173
   175
   176
   181                                                                               1,250
   183                            Hard
   185                            Hard
   188                                                                                                         400,000
   201                            Hard
   204                                                                              45,000                      65,000
   205
   207                Yes
   209
   213                            Hard
   217
   226                            Hard
   228                            Hard
   231                                                                                                          65,000
   232                                                                              14,375
   234
   235
   236                                                                               2,813                     100,000
   237                            Hard
   238
   239
   241                                                                               5,340
   242
   244                                                                                             1,375
   248
   249
   251
   252
   253                                                                              11,250
 253.1
 253.2
   254
   255                            Hard
   256
   257
   258
   259                                                                              49,500
   261                                                                              24,000
   262
   264
   265
   267                            Hard
   274                                                                               4,375
   277
   279
   280                            Hard
   282
   286
   287
   288                            None at Closing, Springing Hard
   289
   293
   294
   296                            Hard
   297
   298
   300
   303                                                                                                          40,000
   304                            Hard
   305
   306                            Hard
   307
   308                                                                             104,500
   309
   310
   311
   313
   316
   317
   320                                                                              29,750
   323
   324
   325
   326

         Upfront       Upfront       Upfront       Monthly       Monthly           Monthly       Monthly           Monthly
         RE Tax        Ins.          Other         Capex         Capex             TI/LC         TI/LC             RE Tax
Loan #   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve Cap ($)   Reserve ($)   Reserve Cap ($)   Reserve ($)
------   -----------   -----------   -----------   -----------   ---------------   -----------   ---------------   -----------
     2       432,385        85,433                       2,673           250,000         4,456           250,000       108,096
     7       125,556         9,446        50,000         2,825                           9,792                          17,937
    11                     224,090     1,406,694
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
 11.10
 11.11
 11.12
 11.13
 11.14
 11.15
 11.16
 11.17
 11.18
 11.19
 11.20
 11.21
 11.22
 11.23
 11.24
 11.25
 11.26
 11.27
 11.28
 11.29
 11.30
 11.31
 11.32
 11.33
 11.34
 11.35
 11.36
 11.37
 11.38
 11.39
 11.40
 11.41
 11.42
 11.43
 11.44
 11.45
 11.46
 11.47
 11.48
 11.49
 11.50
 11.51
 11.52
 11.53
 11.54
 11.55
 11.56
 11.57
 11.58
 11.59
 11.60
 11.61
 11.62
    12        58,628        34,074     4,740,000         1,890            68,032                         170,079        19,543
    13
    15                                                                                                                  28,431
    19                                                  32,593                                                          19,480
    21        28,048         3,357     4,000,000         1,862            44,692         4,655           111,730         5,610



    27        42,061                   3,000,000           501            12,033         1,253            30,082         8,412
    29        99,519        13,452        65,000                                           500            18,000        33,173
    30        14,710         4,990                       9,750                                                          14,710
    31                                   775,545
    33                       3,957     1,037,744                                                         250,000        12,685
    36        66,451         4,111     1,500,000         2,047                                                          22,150
    38         6,023         1,935     3,010,000           712                                                           6,023
    39        38,651                                                                                                    39,903
  39.1
  39.2
  39.3
    40        44,353                                       561            13,465         1,870            44,883        14,784

    43        55,679         5,723                                                                                      13,920
    44        86,371        32,151       780,654         1,038                           6,125                          21,593
    45        21,460         8,410     1,000,000           772            27,784         1,929            69,461        10,730
    49        16,910         4,957                      25,994                                                          13,140
    50        20,162        34,052                       4,750                                                          10,081
    55       116,139                                     1,786            42,869         5,954           300,000        19,357
    56        28,331        17,431       620,000                                                                        14,165
    57        95,682        67,689                      12,454                                                          13,669
    58         8,434         8,363                       1,604            57,750                                         2,811
    64       147,435        27,708                                       140,000                                        18,429
    65        87,215         5,308       100,000         2,569            30,000                                        12,514
  65.1
  65.2
  65.3
  65.4
  65.5
  65.6
  65.7
  65.8
    66        20,571        20,937                      16,512                                                           5,600
  66.1
  66.2
  66.3
    72        10,808         2,132                         950                           6,600           500,000         5,404
    73                       8,750     1,000,000           657
    75        12,269        17,967                         878                                                          12,269
    78
    79        66,906                                     2,183                                                          10,223
  79.1
  79.2
    80        54,540        14,691                      12,493           749,580
    84        24,240         2,348                                                                                       8,080
    86         4,800                                       520            31,175                                         2,455
    89        33,831         1,903                         883                           4,810                          11,277
    93        25,097         2,592                       7,880                                                           5,019
    94
    95        14,747                                     2,088                                                           7,373
    97        20,525        11,317                       2,083                                                           5,131
    99        28,364         4,491                       1,215            29,000         3,469            83,250         7,091
   100
   101         8,655        12,193                       2,458                                                           4,327
   104        99,331         4,908                       1,588           110,000         3,077           150,000        12,184
 104.1
 104.2
 104.3
 104.4
 104.5
   109        48,052         4,295                       1,496            35,892         9,970           350,000        16,017
   110
   111         9,648         1,635                                                                       100,000         4,824
   114        29,582         9,895                         603                           3,935                           9,861
   115        37,614         3,954                         605            21,793         2,825           101,702         6,269
   116        32,208        19,529                       1,097            34,800         2,129            75,000         6,442
   118
   119         6,327           535       210,038           336            12,096                                         3,164
   120
   121        52,871        20,533                       3,667                                                          10,574
   127        17,225        10,450                         781            28,116         2,603            93,712         8,613
   129        63,863         2,101                       1,688            60,000         7,215           252,380        12,773
   130        29,204         2,138                       1,246                                                           7,301
   132         6,943                                     3,502                                                           6,943
   138        30,716                                                                                                     7,679
 138.1

 138.2
   139                                     5,000
   140         8,100         4,083                       2,333                                                           4,050
   144
   148                         447       550,000            92             3,308           306            11,025        10,256
   150                       2,455                         643            38,590                         300,000         6,720
   153        49,950        34,145        13,921         3,183            76,400                                         6,244
   154       101,469        20,217                       3,600            86,400                                        12,684
   155        76,648        22,287         6,460         3,267            78,408                                        10,950
   156        30,777           523       337,508           359                           2,723           100,000         7,694
   168                      10,248                                                                                       8,000
   171        13,754         2,160         4,751                                                                         2,292
   173        15,320        33,697        80,000           423            10,155         1,375            82,508         2,189
   175        60,905        34,760                       2,750                                                           8,701
   176        11,967         2,379                         440            15,855         1,760            63,375         2,393
   181        32,227         2,040                       2,832                                                           4,604
   183        11,481        13,146                                                                                       5,741
   185
   188
   201        17,373         2,694                                                                                       8,686
   204        35,217           954                         220                           1,686            80,912         3,913
   205        14,329         7,964        10,000           750                                                           3,582
   207           753         5,881        75,000           104                             520            24,948           753
   209        32,066        18,896                       1,333                                                           6,413
   213
   217        38,936         1,347                         583
   226        36,678        10,178                                                                                       7,336
   228        12,903           444                         364                           1,418                           2,150
   231         6,068         2,973                                                                        65,000         2,023
   232        66,473        10,512                       1,046            37,666                                        11,079
   234         9,163         1,095                       1,069                           7,462                           4,582
   235         7,715         1,049       250,000           417                                                           1,929
   236        19,441         2,385                       1,210            43,548         3,306           119,030         3,888
   237        12,422         9,627                                                                                       4,141
   238         9,473         4,634                         625                                                           3,158
   239        10,888         3,824                         675                                                           5,444
   241        45,890           997                                         5,340         1,040                           9,178
   242        11,239         4,911                       2,159                                                           5,620
   244         3,184         1,932                         354            12,750                                         1,592
   248        10,070         1,783                       1,133            40,800                                         2,517
   249         8,141                                                                                                     4,071
   251         4,938           307                         102             3,672           339            12,204         2,469
   252        14,862         1,315       478,000           279                                                           4,954
   253         7,021         9,874                         641                             780            46,785         1,404
 253.1
 253.2
   254         8,589        22,398                       1,500            54,000                                         4,294
   255        17,576         8,674                                                                                       3,515
   256         7,622                      67,824            92                             691                           3,811
   257         9,442         2,451                         531            19,113                                         1,574
   258        15,775         8,649        50,000           205             9,840           479            22,992         1,972
   259                       3,267                       1,854                                                           2,934
   261        12,968        11,765                       2,050                                                           2,161
   262         6,804         4,075                         356                                                           1,701
   264         1,347           295                         106             3,822           417            25,000         1,347
   265         8,083         6,547                                                                                       2,694
   267        12,145        16,927                                                                                       2,429
   274         9,924                                     1,313            63,000                                         4,962
   277
   279         4,901         6,935                         548                                                           1,634
   280        12,516         6,918                                                                                       2,503
   282         6,997           489                          56                             278                           3,499
   286         7,568           254        29,519           177             6,357           765            50,000         1,261
   287        28,523        11,258                       1,268                                                           4,075
   288                                                     128             4,600
   289         4,419         9,973                         139             8,324           694            41,618         1,473
   293         7,027         5,555                         217                                                             586
   294         5,200           367                          78                             480                           2,600
   296                       1,040                          84
   297        18,968         3,706                                                                                       2,710
   298         8,481                                                                                                     2,120
   300
   303        12,341           818                         104                                            40,000         2,468
   304        11,640         2,449                         226                                                          11,640
   305        11,970         1,006                          97                           1,087                           2,394
   306         8,052         6,985                                                                                       2,684
   307        16,375         1,442                         158                           1,181                           3,275
   308         5,968         5,090                       2,759                                                           1,492
   309        45,223         7,764                                                                                       5,653
   310        13,922         1,272                          78                                                           2,784
   311         3,379           184                                                                                       1,689
   313         8,878           523                          76                             616                           1,776
   316         8,439           370        40,000           492            18,000         2,113            75,000         4,220
   317        15,629         4,058                         600            28,800                                         5,210
   320         7,929         1,052                         368                                                           1,322
   323         1,905                                        64                                                           1,905
   324         7,158           318                         150                             820                           1,193
   325         2,095           323                          33             1,200           333                             698
   326                                                                                                                     557

         Monthly       Monthly
         Ins.          Other         Grace     Grace
Loan #   Reserve ($)   Reserve ($)   to Late   to Default
------   -----------   -----------   -------   ----------
     2        22,159                       0            0
     7         4,723                       0            0
    11                                     0            0
 11.01
 11.02
 11.03
 11.04
 11.05
 11.06
 11.07
 11.08
 11.09
 11.10
 11.11
 11.12
 11.13
 11.14
 11.15
 11.16
 11.17
 11.18
 11.19
 11.20
 11.21
 11.22
 11.23
 11.24
 11.25
 11.26
 11.27
 11.28
 11.29
 11.30
 11.31
 11.32
 11.33
 11.34
 11.35
 11.36
 11.37
 11.38
 11.39
 11.40
 11.41
 11.42
 11.43
 11.44
 11.45
 11.46
 11.47
 11.48
 11.49
 11.50
 11.51
 11.52
 11.53
 11.54
 11.55
 11.56
 11.57
 11.58
 11.59
 11.60
 11.61
 11.62
    12         2,621                       0            0
    13                                     0            0
    15                                     0            0
    19                                     0            0
    21         3,357                       0            0



    27         1,278                       0            0
    29         4,484                       0            0
    30         4,990                       0            0
    31                                     5   5 (once per calendar year)
    33         1,979                       0            0
    36         2,055                       0            0
    38           968                       0            0
    39                                     0           10
  39.1
  39.2
  39.3
    40                                     0            0

    43         2,862                       0            0
    44         5,358                       0            0
    45         4,205                       0            0
    49         4,957                       0            0
    50         2,838                       0            0
    55         2,133                       0            0
    56         1,453                       0            0
    57         8,461                       0            0
    58         2,091                       0            0
    64         6,927                       0            0
    65         4,794                       0            0
  65.1
  65.2
  65.3
  65.4
  65.5
  65.6
  65.7
  65.8
    66         4,546                       0            0
  66.1
  66.2
  66.3
    72         2,132                       0            0
    73           972                       0            0
    75         2,246                       0            0
    78                                     0            0
    79                                     0            0
  79.1
  79.2
    80         3,673                       0            0
    84         1,174                       0            0
    86                                     0            0
    89           951                       0            0
    93         2,592                       0            0
    94                                     0            0
    95                                     0            0
    97         1,257                       0            0
    99           898                       0            0
   100                                     0            0
   101         3,530                       0            0
   104         1,593                       0            0
 104.1
 104.2
 104.3
 104.4
 104.5
   109         4,295                       0            0
   110                                     0            0
   111           818                       0            0
   114           989                       0            0
   115         1,977                       0            0
   116         1,775                       0            0
   118                                     0            0
   119           535                       0            0
   120                                     0            0
   121         2,933                       0            0
   127           871                       0            0
   129         2,101                       0            0
   130           713                       0            0
   132                                     0            0
   138                                     0            0
 138.1

 138.2
   139                                     0            0
   140         2,042                       0            0
   144                                     0            0
   148           447                       0            0
   150         1,228                       0            0
   153         3,415       1988.68         0            0
   154         2,022                       0            0
   155        11,144        922.92         0            0
   156           523                       0            0
   168         1,281                       0            0
   171           360                       0            0
   173         2,808                       0            0
   175         8,690                       0            0
   176         1,189                       0            0
   181         2,040                       0            0
   183         1,195                       0            0
   185                                     0            0
   188                                     0            0
   201         1,347                       0            0
   204           318                       0            0
   205         1,991                       0            0
   207           840                       0            0
   209         3,149                       0            0
   213                                     0            0
   217           150                       0            0
   226           925                       0            0
   228           222                       0            0
   231           743                       0            0
   232         1,752                       0            0
   234         1,095                       0            0
   235           525                       0            0
   236           477                       0            0
   237           875                       0            0
   238           927                       0            0
   239         1,912                       0            0
   241           499                       0            0
   242         4,911                       0            0
   244           966                       0            0
   248           594                       0            0
   249                                     0            0
   251           154                       0            0
   252           657                       0            0
   253         1,411                       0            0
 253.1
 253.2
   254         1,697                       0            0
   255           789                       0            0
   256                                     0            0
   257         1,226                       0            0
   258         1,236                       0            0
   259         1,633                       0            0
   261         1,870                       0            0
   262           408                       0            0
   264           295                       0            0
   265           818                       0            0
   267         1,411                       0            0
   274                                     0            0
   277                                     0            0
   279         1,156                       0            0
   280           629                       0            0
   282           245                       0            0
   286           127                       0            0
   287         3,753                       0            0
   288                                     0            0
   289           831                       0            0
   293           694                       0            0
   294           184                       0            0
   296           520                       0            0
   297           529                       0            0
   298                                     0            0
   300                                     0            0
   303           409                       0            0
   304           408                       0            0
   305           503                       0            0
   306           635                       0            0
   307           721                       0            0
   308         2,545                       0            0
   309           776                       0            0
   310           636                       0            0
   311            92                       0            0
   313           261                       0            0
   316           185                       0            0
   317           507                       0            0
   320           175                       0            0
   323                                     0            0
   324           318                       0            0
   325           323                       0            0
   326           373                      10           30